UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-23299
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OFS Credit Company, Inc.
(Exact name of registrant as specified in charter)
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222 West Adams Street, Suite 1850
Chicago, IL 60606
(Address of principal executive offices)
Bilal Rashid
Chief Executive Officer
OFS Credit Company, Inc.
222 West Adams Street, Suite 1850
Chicago, IL 60606
(Name and address of agent for service)
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Registrant’s telephone number, including area code: (847) 734-2085
Date of fiscal year end: October 31
Date of reporting period: April 30, 2025

Item 1. Report to Stockholders

The Company’s Semi-Annual Report to stockholders for the six months ended April 30, 2025 is filed herewith.

OFS CREDIT

OFS Credit Company, Inc.

First Half Fiscal Year 2025
Stockholder Letter and Semi-Annual Report

NASDAQ Symbols: OCCI | OCCIO | OCCIN | OCCIM

OFS CREDIT COMPANY, INC.

TABLE OF CONTENTS - SEMI-ANNUAL REPORT

June 10, 2025
To Our Stockholders:
We are pleased to provide you with the enclosed Semi-Annual Report of OFS Credit Company, Inc. (“OFS Credit”, the “Company”, “we” or “our”) for the six months ended April 30, 2025.
Company Overview
We are a non-diversified, externally managed closed-end management investment company. Our primary investment objective is to generate current income, with a secondary objective to generate capital appreciation, which we seek to achieve primarily through investments in collateralized loan obligation (“CLO”) equity and debt securities.
First Half Fiscal Year 2025 Highlights
During the first half of our fiscal year 2025, we continued to actively manage our capital structure and raised capital to take advantage of available investment opportunities.
•During the six months ended April 30, 2025, we raised net proceeds of $34.5 million through the sale of 4,908,800 shares of common stock pursuant to our at-the-market offering.
•On April 1, 2025, through a private placement, we issued 1,000,000 shares of our 8.00% Series G Term Preferred Stock due 2030 (the “Series G Term Preferred Stock”) at a price of $24.25 per share, raising approximately $24.3 million in net proceeds, before offering costs. The shares of Series G Term Preferred Stock have a liquidation preference of $25 per share and are subject to mandatory redemption on April 1, 2030.
We believe that the additional capital raised helped us take advantage of available investment opportunities in the CLO market, and to grow our investment portfolio by 17.4% from $214.9 million at October 31, 2024 to $252.2 million at April 30, 2025, at fair value.
During the six months ended April 30, 2025, we deployed $90.7 million into additional investments, of which $73.5 million were in CLO equity and loan accumulation facility investments. These new investments increased our total investment portfolio’s weighted-average remaining reinvestment period (“WARP”)1 from 3.1 years at October 31, 2024 to 3.4 years at April 30, 2025. We believe the extended WARP of our investment portfolio will provide us with long-term cash flows and enable CLO managers to capitalize on opportunities presented during periods of market volatility. See “Portfolio Overview” below for additional details on our investment portfolio.
For the six months ended April 30, 2025, our investment portfolio produced an interest income yield2 of 14.31%, with a net interest spread3 of 7.10%. Our debt-to-equity ratio4 increased from 0.61x at October 31, 2024 to 0.72x at April 30, 2025, primarily due to the issuance of the Series G Term Preferred Stock and the market volatility our portfolio experienced in April 2025. As of April 30, 2025, we had $115.9 million of term preferred stock outstanding with a weighted-average effective interest rate of 7.41% and weighted-average maturity of 3.0 years.
For the six months ended April 30, 2025, our net asset value (“NAV”) per common share decreased from $7.18 to $6.17, primarily due to net unrealized depreciation on investments of $0.77 per common share and aggregate distributions declared of $0.69 per common share, which exceeded our net investment of $0.44 per common share. Net unrealized depreciation of $0.77 per common share was attributable to meaningful widening in debt spread levels coupled with a decrease in underlying collateral loan prices during the period. For the six months ended April 30, 2025, shares of our common stock experienced a total return of (4.57)% based on NAV5.
During the first half of fiscal year 2025, we recognized net investment income of $0.44 per common share and Core NII6 of $0.71 per common share.
Common Stock Distributions and Dividend Reinvestment Plan (“DRIP”)
Third Quarter 2025 Common Stock Distributions
On April 3, 2025, we declared monthly cash distributions of $0.115 per common share for each of the three months in the quarter ending July 31, 2025, which implied an annualized cash distribution rate of 20.7% based on the closing market price of $6.67 per common share on April 30, 2025.

The following schedule applies to the distributions for common stockholders of record on the close of business of each specific record date:

Month	Record Date	Payment Date	Cash Distribution Per Share
May 2025	May 20, 2025	May 30, 2025	$0.115
June 2025	June 20, 2025	June 30, 2025	$0.115
July 2025	July 21, 2025	July 31, 2025	$0.115

Dividend Reinvestment Plan - Shares Issued at 95% of Market Price
Our DRIP offers our common stockholders the opportunity to receive a 5% discount to the market price per share of common stock at the close of regular trading on The Nasdaq Capital Market on the valuation date fixed by the board of directors for each distribution (i.e., the payment date).
Portfolio Overview
As of April 30, 2025, our investment portfolio was comprised of total investments of $252.2 million, at fair value, with a weighted-average effective yield of 14.07%, based on current amortized cost (excluding discount accretion on CLO debt investments) consisting of:
•CLO equity investments totaling $221.9 million;
•CLO debt investments totaling $17.8 million;
•Loan accumulation facilities totaling $10.7 million; and
•Other CLO equity-related investments (i.e., fee rebates) totaling $1.8 million.
During the six months ended April 30, 2025, we purchased $61.8 million of CLO equity investments, which had a weighted-average effective yield of 19.78% at April 30, 2025, based on the original purchase cost and the yield as of period end. We believe the capital that we deployed into CLO equity investments during the year will generate strong recurring cash flows, particularly during the WARP of those investments of 4.6 years. During the six months ended April 30, 2025, our total CLO equity and other CLO equity-related investments generated recurring cash flows of $23.9 million, and our CLO equity cash flow yield7 was 18.96%, based on amortized cost.
During the six months ended April 30, 2025, we participated in 17 reset and refinance transactions in our portfolio, which we believe will extend the cash flow streams and improve the fair value of these securities.
Loan and CLO Market Overview
Loan Market
The six month period ended April 30, 2025 was characterized by tariffs, declining inflation (albeit above U.S. Federal Reserve target levels), high interest rates, gross domestic product declines and stable unemployment levels. On April 2, 2025, President Trump announced broad tariffs which caused asset prices across most asset classes to significantly decline, primarily in the first half of April 2025. On April 9, 2025, country-specific tariffs were delayed by 90 days, except for those in China, where tariffs were raised to 34%. Given the significant impact the tariffs represent for companies across the globe, asset managers are reassessing tariff risk on underlying borrowers, as well as digesting fiscal year 2024 earnings and first quarter 2025 earnings and related commentary from management teams, especially with respect to the expected impact of tariffs.
For the six month period ended April 30, 2025, the Morningstar LSTA U.S. Leveraged Loan Index started at 96.87 and ended the period at 95.77, while experiencing a high price during the period on January 24, 2025 of 97.70 and a low price on April 9, 2025 of 94.41. While CLO formation continued for most of the first half of our fiscal year, fund outflows (loan and structured credit) were significant during the months of March and April 2025. We observed significant market repricing activity in underlying CLO portfolios during most of this period as borrowers took advantage of the technical strength to reprice their loans with those with lower rates. Since April 2025, loan repricing activity has slowed.
As issuers reported year end 2024 and first quarter 2025 earnings, we continued to see acceptable credit profiles overall and given that tariff discussion are currently under deliberation, we have not yet seen meaningful impacts on portfolio companies from the impacts of tariffs; however, managers are assessing this risk and trading the portfolio to prepare for the potential impacts.
We also evaluated inflows/outflows from the two largest segments of the broadly syndicated loan (“BSL”) market—CLOs and fund flows. For the six month period ended April 30, 2025, CLO inflows totaled $100.9 billion, while fund outflows were a modest $2.3 billion, resulting in gross inflows of $98.6 billion.
Defaults as reported by Morningstar LSTA U.S. Leveraged Loan Index, excluding distressed exchanges, were generally range bound during the six month period ended April 30, 2025, starting at 0.73% and ending at 0.73%, with a high-tick of 0.94% in November 2024 and January 2025 and low-tick of 0.73% in April 2025.

CLO Market
U.S. CLO issuances hit a record high in 2024, with a total of $202 billion in new deals, including a record-breaking $59.5 billion in the fourth quarter alone. The fourth quarter surpassed previous highs both in volume and deal count, largely driven by strong November activity. Despite concerns that momentum would fade due to tight loan supply and economic uncertainties, demand rebounded sharply during the fourth quarter, aided by tighter spreads and increasing investor confidence. The average AAA spread narrowed to 135 basis points over the Secured Overnight Financing Rate (“SOFR”), the tightest level in the SOFR era, signaling robust investor demand across the CLO capital stack. The strong CLO market also benefited from the resurgence in leveraged buyout and M&A activity, along with supportive macroeconomic conditions like interest rate cuts by the Federal Reserve. A notable development was the rise of CLO-focused exchange-traded funds (“ETFs”), which accounted for approximately 2% of the $1 trillion CLO market, with 14 funds managing $21 billion in assets. These ETFs cater to a range of risk appetites, including new offerings focused on private credit and middle market CLOs. Manager tiering had minimal impact on spread during the fourth quarter, as all managers enjoyed favorable pricing, reflecting market-wide enthusiasm heading into 2025.
Despite concerns over macroeconomic uncertainty and spread levels still near historically tight levels, CLO issuance remained strong during the first quarter of 2025, totaling $48.6 billion. Banks maintained their full year 2025 issuance forecasts between $180-$215 billion, signaling confidence even as spread tiering between top and lower tier managers increased. The refinancing and reset activity surpassed previous year levels with $40.9 billion in refinancings and $63 billion in resets during the first quarter of 2025, driven by record-low spreads. CLO ETFs continued to grow in influence, amassing $31.6 billion in AUM. However, paydowns remained high at $24.7 billion during the first quarter, reflecting continued liquidations and modest net market growth, as well as some signs of caution, including policy risk and trade tensions.
In early April 2025, the CLO market experienced notable spread widening due to the heightened risk concerns following the enactment of tariff’s by the U.S. presidential administration. Reminiscent of the 2023 regional banking crisis, secondary AAA spread widened by 14 basis points, and BBB spreads widened by 40 basis points. New issue spreads also softened, with AAA spreads averaging 129 basis points, up nearly 10 basis points from the prior week. As market participants adjusted expectations and reflecting rising risk premiums amid fears of a global trade war and declining investor demand, JP Morgan reduced their CLO forecast for the year from $180 billion to $150 billion and projected wider spreads by year end. As the month progressed, spreads continued to widen across the capital stack with secondary levels for AAA’s reaching 150-170 basis points over SOFR as material outflows from CLO ETFs seeking liquidity increased volatility in markets. However, in the second half of April the market found some stability as more updates on tariff impacts were announced and equity markets rebounded materially. Spread levels recovered slightly into month end with AAAs at 135-145 basis points led by inflows in CLO ETFs; however, issuance has and is expected to decline materially considering the now wider levels in market.
The arbitrage on CLO equity remains constrained in the current environment; however, the increased volatility relative to resilient credit performance on underlying loans has created opportunities to purchase longer-dated CLO equity at higher yields. Additionally, we expect spread levels on new loan issuance to increase over time and, as a result, improve cash flows going forward. We intend to continue to invest in longer-dated and new issue CLO equity and loan accumulation facilities, and to a lesser extent, CLO debt at attractive risk-adjusted levels relative to historical averages.
About Our Adviser
OFS Capital Management, LLC is our investment adviser and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended8, and, as of March 31, 2025, had approximately $4.1 billion of committed assets under management. We believe our adviser is uniquely positioned to manage the Company given its expertise in both investing in structured credit (CLO equity and debt tranches) and managing CLOs, which entails underwriting corporate loans in the broadly syndicated loan market. We believe that our commitment to the strong, long-term performance of OFS Credit is aligned with the interests of our investment adviser who, together with other insiders, owns approximately 3.7% of the Company’s common stock.
We look forward to continuing this dialogue with you over the coming weeks and months and appreciate your continued support.
Chairman and Chief Executive Officer
This letter is intended to assist stockholders in understanding our performance during the six months ended April 30, 2025. The views and opinions in this letter were current as of April 30, 2025. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties, including management’s belief: that the extended weighted-average remaining reinvestment period of our investment portfolio will provide us with long-term cash flows and enable CLO managers to capitalize on opportunities presented during periods of market volatility, which cannot be guaranteed to occur; that the capital the Company deployed into

CLO equity investments during the year will generate strong recurring cash flows, particularly during the weighted-average remaining reinvestment period, which cannot be guaranteed; that the participation by the Company in reset and refinance transactions in its portfolio will extend the cash flow streams and improve the fair values of these securities, when there can be no assurance these outcomes will materialize; that spread levels on new loan issuances will increase over time and will improve future cash flows, when that may not occur; that the Company will continue to invest in longer-dated and new issue CLO equity and loan accumulation facilities, and to a lesser extent, CLO debt at attractive risk-adjusted levels relative to historical averages; regarding the expertise of the Company’s adviser; and that the Company’s commitment to strong, long-term performance is aligned with the Company’s adviser who, together with affiliated parties, own over 3% of the Company’s common stock. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. We undertake no duty to update any forward-looking statement made herein.
1 Weighted based on fair value of total investments as of April 30, 2025. The reinvestment period for loan accumulation facilities is estimated assuming the conversion to a CLO.
2 Interest income yield is calculated as total investment income earned on the investment portfolio (excluding idle cash interest income) divided by the average total investments at cost.
3 Net interest spread is calculated as the interest income yield less the weighted-average effective interest rate during the period on preferred stock. The weighted-average effective interest rate on preferred stock is calculated as total interest expense for the period divided by the average daily outstanding principal balance of preferred stock for the period.
4 Debt-to-equity ratio is calculated as the total principal of outstanding preferred stock divided by total net assets.
5 Total return based on NAV is calculated assuming shares of common stock were purchased at the NAV at the beginning of the year, distributions were reinvested at a price obtained in the Company’s DRIP, and shares were sold at the ending NAV on the last day of the year.
6 Core NII is a financial measure calculated and presented on a basis of methodology other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Core NII represents net investment income adjusted for differences in applicable cash distributions received on our CLO equity and equity-related investments that have not been optionally redeemed relative to income recognized in accordance with GAAP.
7 CLO equity cash flow yield is calculated as recurring CLO equity and equity-related cash distributions received during the period, excluding return of capital distributions received on CLO equity investments which have been optionally redeemed, divided by the average CLO equity and equity-related investments at cost.
8 Registration does not imply a certain level of skill or training.
[Not Part of the Semi-Annual Report]

Important Information
This report is transmitted to the stockholders of OFS Credit Company, Inc. (“we,” “us,” “our,” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the U.S. Securities and Exchange Commission (“SEC”).
An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of April 30, 2025. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.
About OFS Credit Company, Inc.
Investment Objectives and Strategies
We are a non-diversified, externally managed closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Our primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended.
Under normal market conditions, we will invest at least 80% of our assets, or net assets plus borrowings, in floating rate credit-based instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments, which include securities issued by other securitization vehicles, such as credit-linked notes and collateralized bond obligations, or “CBOs”, and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions (“80% Policy”). The 80% Policy is not a fundamental policy of the Company and may be changed by our board of directors (the “Board”) on 60 days’ notice to our stockholders. We define “credit” to consist primarily of the debt investments and instruments described in our 80% Policy.
The CLOs in which we invest, or intend to invest, are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. As part of the 80% Policy, we may also invest in other securities and instruments that are related to these investments or that OFS Capital Management, LLC (“OFS Advisor”) believes are consistent with our investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. Loan accumulation facilities are short-to-medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. Loan accumulation facilities typically incur leverage between three- and six-times equity prior to a CLO’s pricing. The amount that we invest in these other securities and instruments may vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on OFS Advisor’s assessment of prevailing market conditions. The CLO securities in which we will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and subordinated debt securities in which we will, or intend to, invest are highly leveraged (with CLO equity securities typically being leveraged 9 to 13 times), which magnifies our risk of loss on such investments.
These investment objectives are not fundamental policies of ours and may be changed by our Board on 60 days’ notice to our stockholders.

Investment Restrictions
Our investment objectives and our investment policies and strategies, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without stockholder approval.
The following seven investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of our outstanding voting securities:
1.We may not borrow money, except as permitted by: (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction; or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;
2.We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;
3.We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;
4.We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;
5.We may not make loans, except to the extent permitted by: (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction; or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;
6.We may not issue senior securities, except to the extent permitted by: (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction; or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; and
7.We may not invest in any security if, as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except: (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers); or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by: (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time; and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a CLO, collateralized bond obligation, collateralized debt obligation or a swap or other derivative, will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.
Principal Risks
For a description of the principal risks associated with an investment in us, please refer to Note 10 to the Financial Statements, “Principal Risks”.
Forward-Looking Statements
This report contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:
•our future operating results;
•the impact of interest and inflation rates on our business prospects and the prospects of a CLO vehicle’s portfolio companies;
•our operating policy, investment strategy and their impact on the CLO vehicles in which we invest;

•the dependence of our future success on financial institutions and the general economy and their impact on the industries in which we invest;
•the expertise of OFS Advisor;
•the ability of a CLO vehicle’s portfolio companies to achieve their objectives;
•our expected financings and investments;
•the impact of current political, economic and industry conditions, including interest rate and inflation rate changes, the ongoing war between Russia and Ukraine, the agenda of the new U.S. presidential administration, including the impact of tariff enactment and tax reductions, trade disputes with other countries, instability in the U.S. and international banking systems, the risk of recession or a shutdown of U.S. government services and related market volatility, and other conditions affecting the financial and capital markets on our business, financial condition, results of operations and the fair value of our portfolio investments;
•the general uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union and China;
•the belief that the Company’s cash and cash equivalent balances are not exposed to any significant credit risk because the Company makes cash and cash equivalent deposits only with high credit quality institutions;
•the ultimate realization of estimated effective yield and investment cost;
•the redemption of the outstanding shares of 6.125% Series C Term Preferred Stock, 6.00% Series D Term Preferred Stock, 5.25% Series E Term Preferred Stock, 7.875% Series F Term Preferred Stock or 8.00% Series G Term Preferred Stock or the repurchase by the Company of any shares of its Series C Term Preferred Stock or Series E Preferred Stock under its repurchase program;
•the potential significant difference in fair value of the investments from the values that would have been used had a ready market or observable inputs existed for such investments, or from the values that may ultimately be received or settled;
•the expectation that interest income accrued on investments in CLO debt and loan accumulation facilities will be collected in cash;
•the expectation that the Company will incur leverage in the amount of approximately 33% to 40% of our total assets over the next 12 months of operations;
•the realization of significantly less than the value at which a portfolio investment had previously been recorded if the Company were required to liquidate such investment in a forced or liquidation sale;
•the belief that the carrying amounts of our financial instruments, such as cash, cash equivalents, receivables and payables approximate the fair value of such items due to the short maturity of such instruments and that such financial instruments are held with high credit quality institutions to mitigate the risk of loss due to credit risk;
•the belief that certain rating agencies provide broader rating coverage across underlying loan portfolios;
•the success of our current or future borrowings, or equity offerings to fund the growth of our investment portfolio;
•the holding period of our investments;
•the impact of alternative reference rates on our business, including a reduction in the value of certain of our investments;
•the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions, cybersecurity attacks and the increasing use of artificial intelligence and machine learning technology;
•the effect of new or modified laws or regulations, including accounting pronouncements and rule issuances, governing our operations; and
•the timing of cash flows, if any, from our investments.
Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and, as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to make new investments, certain margins and levels of profitability and the availability of additional capital on favorable terms. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this report should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Summary Risk Factors” in this report. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this report. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including Annual and Semi-Annual Reports on Form N-CSR and monthly portfolio investments reports filed on Form N-PORT for the third month of each of our fiscal quarters.

PERFORMANCE DATA

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS (Unaudited)
Our common stock is traded on The Nasdaq Capital Market under the symbol “OCCI.” The following table sets forth, for each fiscal quarter during the last two fiscal years and each full fiscal quarter since the beginning of the current fiscal year, the NAV per share of our common stock, the intraday high and low sales prices for our common stock, such sales prices as a percentage of NAV per share, and quarterly distributions per common share. Since our initial public offering, shares of our common stock have traded at a discount and at a premium to the net assets attributable to those shares. As of June 3, 2025, our shares of common stock traded at a discount equal to approximately 1.5% of our NAV per share as of April 30, 2025. It is not possible to predict whether our common stock will trade at, above, or below NAV.

	NAV(1)	Price Range		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Distributions per Share(3)
Period		High	Low
Fiscal Year 2025
Second Quarter	$6.17	$7.32	$5.26	18.6%	(14.7)%	$0.345
First Quarter	$7.00	$7.58	$6.98	8.3%	(0.3)%	$0.345
Fiscal Year 2024
Fourth Quarter	$7.18	$7.78	$6.52	8.4%	(9.2)%	$0.345
Third Quarter	$7.24	$7.81	$7.00	7.9%	(3.3)%	$0.315
Second Quarter	$7.34	$7.49	$6.63	2.0%	(9.7)%	$0.30
First Quarter	$7.68	$7.25	$5.47	(5.6)%	(28.8)%	$0.30
Fiscal Year 2023
Fourth Quarter	$7.55	$8.52	$6.15	12.8%	(18.5)%	$0.55(4)
Third Quarter	$8.02	$10.15	$8.00	26.6%	(0.2)%	$0.55(5)
Second Quarter	$8.48	$10.50	$8.85	23.8%	4.4%	$0.55(6)
First Quarter	$10.13	$10.46	$7.88	3.3%	(22.2)%	$0.55(7)
(1)NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding common shares at the end of each period.
(2)Calculated as the respective high or low intraquarter sales price divided by quarter-end NAV and subtracting 1.
(3)Represents distributions declared on our common stock during the specified quarter. Fiscal year 2024 distributions per share were comprised of cash distributions. Fiscal year 2023 distributions per share were comprised of cash and stock distributions.
(4)This distribution was partially paid in shares of our common stock. Stockholders had until October 17, 2023 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $1.65 million in cash and 943,865 shares of common stock, or approximately 6.3% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $6.98 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on October 16, 17 and 18, 2023.
(5)This distribution was partially paid in shares of our common stock. Stockholders had until July 18, 2023 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $1.19 million in cash and 571,338 shares of common stock, or approximately 4.7% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $8.33 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on July 17, 18 and 19, 2023.
(6)This distribution was partially paid in shares of our common stock. Stockholders had until April 12, 2023 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $1.12 million in cash and 488,020 shares of common stock, or approximately 4.8% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $9.18 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on April 11, 12 and 13, 2023.
(7)This distribution was partially paid in shares of our common stock. Stockholders had until January 18, 2023 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $1.04 million in cash and 449,158 shares of common stock, or approximately 4.8% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $9.25 per share, which equaled the volume weighted average trading price per share of the Company's common stock on The Nasdaq Capital Market on January 17, 18 and 19, 2023.
FEES AND EXPENSES (Unaudited)
The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly as a stockholder. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown.

Stockholder Transaction Expenses (as a percentage of the offering price)
Sales load(1)	—
Offering expenses borne by the Company(2)	—
Distribution reinvestment plan expenses(3)	$15.00
Total stockholder transaction expenses	—
Estimated Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee(4)	3.02%
Incentive fees payable under our Investment Advisory Agreement (20% of Pre-Incentive Fee Net Investment Income, subject to hurdle)(5)	3.22%
Interest payments on borrowed funds(6)	5.36%
Other expenses(7)	2.07%
Total annual expenses(8)	13.67%
(1)     In the event that the securities are sold to or through underwriters, a prospectus supplement will disclose the applicable sales load, and the “Example” will be updated accordingly.
(2)     The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses as a percentage of the offering price.
(3)     The expenses of the DRIP are included in “other expenses.” The plan administrator’s fees are paid by us. There are no brokerage charges or other charges to stockholders who participate in the plan except that, if a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. See “—Distribution Reinvestment Plan”.
(4)    We have agreed to pay OFS Advisor as compensation under the Investment Advisory Agreement a base management fee at an annual rate of 1.75% (0.4375% per quarter) of our Total Equity Base, which means the NAV of shares of our common stock and the paid-in capital of our preferred stock, if any, before the determination of any incentive fees for the applicable quarter. These management fees are paid by our stockholders and are not paid by the holders of preferred stock, or the holders of any other types of securities that we may issue. While we currently expect to incur leverage in the amount of approximately 33% to 40% of our total assets (i.e., $0.33 to $0.40 of leverage for every $1 of assets) over the next 12 months of operations, the type (i.e., preferred stock, bonds, bank debt, etc.) and timing of debt to be issued over the next 12 months of operations has not been determined, and may not occur. The base management fee referenced in the table above represents the estimated annualized fee based on our April 30, 2025 NAV of $160.3 million and $115.9 million of paid-in capital on outstanding preferred stock. The estimated base management fee used for the calculation in the table above differs from the actual amount incurred for the six months ended April 30, 2025. See “—Note 3 Related Party Transactions”.
(5)    We have agreed to pay OFS Advisor, as compensation under the Investment Advisory Agreement, a quarterly incentive fee equal to 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a quarterly preferred return, or hurdle, of 2.00% of our NAV (8.00% annualized) and a catch-up feature. Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash. No incentive fee is payable to OFS Advisor on realized capital gains. The incentive fee is paid to OFS Advisor as follows:
•no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of our NAV;
•100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of our NAV in any calendar quarter (10.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide OFS Advisor with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if Pre-Incentive Fee Net Investment Income meets or exceeds 2.50% of our NAV in any calendar quarter; and
•20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of our NAV in any calendar quarter (10.00% annualized) is payable to OFS Advisor (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to OFS Advisor).
The estimated incentive fees in the table above assume that incentive fees we incur during the next twelve months remain consistent with the actual incentive fees incurred by us during the six months ended April 30, 2025. Actual portfolio yields, which directly impact incentive fees, may significantly differ in the future. See “—Note 3 Related Party Transactions”.
(6)    “Interest payments on borrowed funds” represents estimated annualized dividends to be paid on our $115.9 million of outstanding preferred stock as of April 30, 2025. It also includes estimated amortization of deferred underwriting discounts, commissions, and offering expenses related to our outstanding preferred stock. This amount differs from the actual interest expense incurred during the six months ended April 30, 2025. We may incur, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of preferred stock and other structures and instruments, in significant amounts and on terms that OFS Advisor and our Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such borrowings do not include embedded or inherent leverage in CLO structures in which we invest or intend to invest or in derivative instruments in which we may invest. Our borrowing costs would increase in the event that we were to borrow additional money. In the event that we were to issue additional shares of preferred stock, the base management fee as a percentage of our net assets attributable to common stock would increase.
(7)    “Other expenses” assumes that other expenses we incur during the next twelve months remain consistent with the actual amounts incurred during the six months ended April 30, 2025. “Other expenses” includes our overhead expenses, including services under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by OFS Capital Services, LLC, our administrator and an affiliate of OFS Advisor. “Other expenses” also includes ongoing administrative expenses to our independent accountants, legal counsel and compensation of independent directors.
(8)    “Total annual expenses” is presented as a percentage of net assets attributable to common stockholders, because the holders of shares of our common stock will bear all of our fees and expenses, all of which are included in this fee table presentation. The indirect expenses that will be associated with our CLO equity investments are not included in the fee table presentation, but if such expenses were included in the fee table presentation, then our total annual expenses would have been 23.47%.

Example*
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would maintain the leverage as set forth above and that our operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Year	5 Year	10 Year
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$102	$289	$456	$801
*The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. While the example assumes a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, and is therefore not included in the example. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by ninety-five percent (95%) the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “—Distribution Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

Summary of Certain Portfolio Characteristics (Unaudited)
As of April 30, 2025

The information below is presented on a look–through basis to the portfolios of the CLO investments held by the Company as of April 30, 2025, and reflects the aggregate underlying principal exposure of the combined portfolio of those investments. The data is estimated and unaudited and is derived from third party sources based on reported information available as of April 30, 2025.

The top ten industries of the underlying obligors on a look-through basis to the Company’s CLO investments reported as of April 30, 2025, are provided below:			The top ten underlying obligors on a look-through basis to the Company’s CLO investments reported as of April 30, 2025, are provided below:

Top 10 Industries of Underlying Obligors			Top 10 Underlying Obligors
Industry Name (as classified by Moody’s)		% of Total	Obligor		% of Total
1.	Services: Business	10.1%	1.	Asurion	0.60%
2.	High Tech Industries	9.9%	2.	Virgin Media	0.52%
3.	Banking, Finance, Insurance & Real Estate	9.8%	3.	Calpine	0.48%
4.	Healthcare & Pharmaceuticals	8.5%	4.	Quikrete Companies	0.46%
5.	Construction & Building	5.5%	5.	Ineos Group	0.44%
6.	Hotel, Gaming & Leisure	5.0%	6.	Transdigm	0.40%
7.	Chemicals, Plastics & Rubber	4.4%	7.	Nouryon Limited	0.40%
8.	Services: Consumer	3.7%	8.	Mcafee	0.38%
9.	Media: Broadcasting & Subscription	3.6%	9.	Allied Universal Holdco	0.38%
10.	Capital Equipment	3.5%	10.	Acrisure	0.36%
	Total	64.0%		Total	4.42%

Summary of Certain Portfolio Characteristics (Unaudited)
As of April 30, 2025

The credit ratings distribution of the underlying obligors on a look-through basis to the portfolios of the Company’s CLO investments and other unrated investments reported as of April 30, 2025 is provided below:
(1) CLO indentures commonly require rating of the underlying collateral by nationally recognized rating agencies. Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group (“S&P”), for comparison and informational purposes. This data represents underlying portfolio characteristics of the Company’s CLO equity portfolio. We have presented the S&P ratings of the underlying collateral of the CLO vehicles in which we are invested at April 30, 2025, because we believe S&P generally provides broader rating coverage across the underlying loan portfolios. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com), which is not part of, or incorporated by reference in, this Semi-Annual Report.
(2) Underlying obligors with S&P ratings of BBB through AA+ and CCC- through D comprise 1.6% of all obligors in the aggregate and are excluded from the chart.

The maturity distribution of the underlying obligors on a look-through basis to the portfolios of the Company’s CLO investments and other unrated investments reported as of April 30, 2025 is provided below:
(3) Underlying obligors with maturity dates in 2025 and 2033 and beyond comprise less than 1.0% of all obligors and are excluded from the chart.

OFS Credit Company, Inc.
Statement of Assets and Liabilities

As of April 30, 2025
(Unaudited)
Assets:
Investments, at fair value (amortized cost of $310,569,859)	$252,244,071
Cash and cash equivalents	23,070,925
Receivable for common stock sold	467,715
Interest receivable	1,137,268
Other assets	369,974
Total assets	277,289,953

Liabilities:
Preferred stock (net of deferred issuance costs of $2,390,395)	113,509,605
Payable to adviser and affiliates	2,991,239
Other liabilities	486,316
Total liabilities	116,987,160

Commitments and contingencies (Note 5)

Net assets	$160,302,793

Net assets consist of:
Common stock, par value of $0.001 per share; 90,000,000 shares authorized and 25,966,491 shares issued and outstanding	$25,966
Paid-in capital in excess of par	230,585,385
Total accumulated losses	(70,308,558)
Total net assets	$160,302,793

Net asset value per common share	$6.17

See Notes to Financial Statements (Unaudited).

OFS Credit Company, Inc.
Statement of Operations

Six Months Ended April 30, 2025
(Unaudited)
Investment income:
Interest income	$20,302,718

Operating expenses:
Interest expense	3,396,329
Incentive fees	2,580,789
Base management fees	2,346,048
Administration fees	683,562
Professional fees	521,117
Other expenses	451,715
Total operating expenses	9,979,560

Net investment income	10,323,158

Net realized and unrealized gain (loss) on investments:
Net realized loss on investments	(840,691)
Net change in unrealized depreciation on investments	(18,257,792)
Net loss on investments	(19,098,483)

Net decrease in net assets resulting from operations	$(8,775,325)

Weighted-average common shares outstanding	23,568,187

See Notes to Financial Statements (Unaudited).

OFS Credit Company, Inc.
Statements of Changes in Net Assets

	Six Months Ended April 30, 2025	Year Ended October 31, 2024
	(Unaudited)
Changes in net assets resulting from operations:
Net investment income	$10,323,158	$17,436,507
Net realized loss on investments	(840,691)	(14,227,797)
Net change in unrealized appreciation (depreciation) on investments	(18,257,792)	11,812,903
Net increase (decrease) in net assets resulting from operations	(8,775,325)	15,021,613

Distributions paid to common stockholders:
Common stock distributions from earnings (Note 2)	(14,086,498)	(21,225,831)
Common stock distributions from return of capital (Note 2)	(2,277,799)	—
Distributions paid to common stockholders	(16,364,297)	(21,225,831)

Capital share transactions:
Proceeds from sale of common stock, net of offering costs	34,512,261	32,403,402
Common stock issued in connection with dividend reinvestment plan	2,323,350	2,218,633
Net increase in net assets resulting from capital transactions	36,835,611	34,622,035

Net increase in net assets	11,695,989	28,417,817

Net assets at the beginning of the period	148,606,804	120,188,987
Net assets at the end of the period	$160,302,793	$148,606,804

Capital share transactions:
Common stock shares outstanding at the beginning of the period	20,701,251	15,917,015
Sale of common stock shares	4,908,800	4,458,057
Common stock issued in connection with dividend reinvestment plan	356,440	326,179
Common stock shares outstanding at the end of the period	25,966,491	20,701,251

See Notes to Financial Statements (Unaudited).

OFS Credit Company, Inc.
Statement of Cash Flows

Six Months Ended April 30, 2025
(Unaudited)
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(8,775,325)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized loss on investments	840,691
Net change in unrealized depreciation on investments	18,257,792
Amortization of preferred stock deferred issuance costs	339,226
Amortization of original issuance discount on investments	(315,867)
Accretion of interest income on investments	(17,467,372)
Purchase of portfolio investments	(90,728,388)
Proceeds from the repayment of portfolio investments	10,028,216
Sale of portfolio investments	18,109,246
Distributions from portfolio investments	23,882,268
Changes in operating assets and liabilities:
Interest receivable	(854,813)
Other assets	(21,299)
Payable to adviser and affiliates	140,537
Other liabilities	143,316
Net cash used in operating activities	(46,421,772)

Cash flows from financing activities:
Proceeds from issuance of preferred stock	25,000,000
Payment of preferred stock deferred issuance costs	(803,165)
Proceeds from issuance of common stock, net of commissions and fees	34,640,521
Distributions paid to common stockholders	(14,040,947)
Net cash provided by financing activities	44,796,409

Net decrease in cash and cash equivalents	(1,625,363)
Cash and cash equivalents at the beginning of the period	24,696,288
Cash and cash equivalents at the end of the period	$23,070,925

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest on preferred stock	$3,057,103
Supplemental Disclosure of Non-Cash Activities:
Common stock issued in connection with dividend reinvestment plan	$2,323,350
Amortization of deferred offering costs from the issuance of common stock	77,547

See Notes to Financial Statements (Unaudited).

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2025
(Unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
CLO Debt Securities

Atlas Senior Loan Fund XXI, Ltd.
Mezzanine Debt - Class E	13.31%	(SOFR + 9.04%)	7/20/2023	7/20/2035	$1,450,000	$1,370,667	$1,459,097	0.9%

Brightwood Capital MM CLO 2023-1, Ltd.
Mezzanine Debt - Class E	14.62%	(SOFR + 10.36%)	9/28/2023	10/15/2035	1,882,451	1,743,717	1,921,065	1.2%

Elevation CLO 2023-17, Ltd.
Mezzanine Debt - Class E	12.43%	(SOFR + 8.16%)	11/16/2023	10/20/2036	2,000,000	1,905,223	2,017,135	1.3%

Empower CLO 2023-2, Ltd.
Mezzanine Debt - Class E	12.51%	(SOFR + 8.25%)	8/22/2023	7/15/2036	2,000,000	2,000,000	2,005,397	1.3%

Fortress Credit BSL VII Limited
Mezzanine Debt - Class E	11.67%	(SOFR + 7.14%)	8/1/2023	4/20/2033	3,750,000	3,511,570	3,750,477	2.3%

Gallatin CLO X 2023-1, Ltd.
Mezzanine Debt - Class E	12.46%	(SOFR + 8.22%)	9/7/2023	10/14/2035	4,000,000	3,845,949	3,995,014	2.5%

Niagara Park CLO, Ltd.
Mezzanine Debt - Class G(12)	0.00%	N/A	11/5/2024	1/17/2038	197,875	182,849	182,605	0.1%

Sound Point CLO 36, Ltd.
Mezzanine Debt - Class E	13.09%	(SOFR + 8.81%)	8/9/2023	7/26/2036	2,500,000	2,377,822	2,514,338	1.6%

Total CLO Debt Securities					$17,780,326	$16,937,797	$17,845,128	11.2%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2025
(Unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
CLO Equity Securities(6)

Allegro CLO XIV, Ltd.
Subordinated Notes	10.61%	N/A	8/23/2021	10/15/2034	$5,000,000	$3,565,587	$2,466,435	1.5%

Allegro CLO XV, Ltd.
Subordinated Notes	17.70%	N/A	6/10/2022	4/20/2038	5,350,462	3,382,029	3,217,118	2.0%

Allegro CLO XVI, Ltd.
Subordinated Notes	14.45%	N/A	4/11/2024	4/25/2037	6,490,084	4,629,400	4,327,443	2.6%

Anchorage Capital CLO 1-R, Ltd.
Subordinated Notes(7)(10)	0.00%	N/A	10/5/2018	4/13/2031	2,100,000	142,577	21,000	—%

Apex Credit CLO 2020 Ltd.
Subordinated Notes	16.58%	N/A	11/16/2020	4/20/2035	6,170,000	5,031,472	3,797,195	2.4%

Apex Credit CLO 2021 Ltd.
Subordinated Notes	12.90%	N/A	5/28/2021	7/18/2034	7,140,000	4,825,113	3,591,604	2.2%

Apex Credit CLO 2022-I Ltd.
Subordinated Notes	4.32%	N/A	4/28/2022	4/22/2033	8,833,176	6,737,083	4,535,966	2.8%

Apex Credit CLO 2024-I Ltd.
Subordinated Notes	24.53%	N/A	3/7/2024	4/20/2036	3,600,000	2,418,502	2,614,875	1.6%

Ares LXXIV CLO Ltd.
Subordinated Notes	20.26%	N/A	9/12/2024	10/15/2037	10,000,000	8,154,554	8,316,847	5.2%

Atlas Senior Loan Fund X, Ltd.
Subordinated Notes(7)(8)	0.00%	N/A	10/5/2018	1/15/2031	5,000,000	2,021,697	131,613	0.1%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2025
(Unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
Atlas Senior Loan Fund XVII, Ltd.
Subordinated Notes	15.26%	N/A	9/20/2021	10/20/2034	$6,000,000	$4,161,955	$3,021,596	1.9%

Barings CLO Ltd. 2018-II
Subordinated Notes	23.48%	N/A	2/19/2025	7/15/2036	4,750,000	2,216,160	2,127,134	1.3%

Battalion CLO IX Ltd.
Subordinated Notes - Income(7)	0.00%	N/A	10/10/2018	1/17/2033	1,079,022	437,058	62,281	—%
Subordinated Notes(7)	0.00%	N/A	10/10/2018	1/17/2033	1,770,978	717,309	102,220	0.1%
					2,850,000	1,154,367	164,501	0.1%
Battalion CLO XI Ltd.
Subordinated Notes	1.98%	N/A	3/20/2019	4/24/2034	5,000,000	3,005,230	1,621,162	1.0%

Battalion CLO XV Ltd.
Subordinated Notes	18.45%	N/A	5/4/2023	1/17/2033	3,500,000	1,554,342	1,436,256	0.9%
Subordinated Notes	18.45%	N/A	5/4/2023	1/17/2033	3,500,000	1,554,342	1,436,256	0.9%
					7,000,000	3,108,684	2,872,512	1.8%
Battalion CLO XIX Ltd.
Subordinated Notes	8.39%	N/A	3/16/2021	4/15/2034	5,000,000	2,504,285	1,656,839	1.0%

BlueMountain CLO XXVI Ltd.
Subordinated Notes	23.23%	N/A	8/9/2024	10/20/2034	4,000,000	2,073,581	1,947,215	1.2%

Bridge Street CLO III Ltd.
Subordinated Notes	39.44%	N/A	12/28/2022	10/20/2037	6,900,000	3,234,114	4,686,879	2.9%

Brightwood Capital MM CLO 2023-1, Ltd.
Subordinated Notes	11.04%	N/A	9/28/2023	10/15/2035	4,847,312	4,320,265	3,690,317	2.3%

Canyon CLO 2019-1, Ltd.
Subordinated Notes	25.61%	N/A	8/22/2024	7/15/2037	1,000,000	493,757	503,218	0.3%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2025
(Unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
Crown Point CLO 4 Ltd.
Subordinated Notes(7)	0.00%	N/A	3/22/2019	4/20/2031	$5,000,000	$2,008,190	$584,037	0.4%

Dryden 38 Senior Loan Fund
Subordinated Notes(7)(10)	0.00%	N/A	10/5/2018	7/15/2030	2,600,000	894,085	122,460	0.1%

Dryden 76 CLO, Ltd.
Subordinated Notes	8.86%	N/A	9/27/2019	10/15/2037	4,378,500	2,478,164	1,496,199	0.9%

Dryden 83 CLO, Ltd.
Subordinated Notes	18.30%	N/A	9/17/2024	4/18/2037	21,000,000	9,887,284	8,351,066	5.2%

Dryden 87 CLO, Ltd.
Subordinated Notes	1.70%	N/A	6/2/2021	5/20/2034	5,000,000	3,816,277	2,324,295	1.4%

Dryden 95 CLO, Ltd.
Subordinated Notes	2.58%	N/A	7/29/2021	8/20/2034	6,000,000	4,421,083	3,025,804	1.9%

Dryden 98 CLO, Ltd.
Subordinated Notes	8.44%	N/A	3/17/2022	4/20/2035	5,500,000	4,062,225	2,689,364	1.7%

Dryden 112 CLO, Ltd.
Subordinated Notes	13.91%	N/A	9/4/2024	11/15/2036	11,200,000	5,883,887	4,989,125	3.1%

Dryden 123 CLO, Ltd.
Subordinated Notes	15.36%	N/A	4/4/2025	4/15/2038	5,000,000	4,424,710	4,424,710	2.8%

Eaton Vance CLO 2019-1, Ltd.
Subordinated Notes	19.99%	N/A	10/1/2024	7/15/2037	26,600,000	12,917,147	11,351,608	7.1%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2025
(Unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
Elevation CLO 2017-8, Ltd.
Subordinated Notes(7)(8)	0.00%	N/A	10/5/2018	10/25/2030	$2,000,000	$614,661	$—	—%

Elevation CLO 2021-12, Ltd.
Subordinated Notes	9.01%	N/A	5/26/2021	4/20/2037	4,810,737	2,752,132	1,522,655	0.9%

Elevation CLO 2021-13, Ltd.
Subordinated Notes	7.64%	N/A	6/9/2021	7/15/2034	6,026,765	3,983,278	2,288,393	1.4%

Elevation CLO 2021-14, Ltd.
Subordinated Notes	13.61%	N/A	10/29/2021	10/20/2034	11,971,482	6,763,764	4,646,388	2.9%

Elevation CLO 2021-15, Ltd.
Subordinated Notes	3.13%	N/A	12/23/2021	1/5/2035	9,000,000	5,689,403	2,667,705	1.7%

Empower CLO 2023-3, Ltd.
Subordinated Notes	11.03%	N/A	12/21/2023	1/20/2037	10,675,000	7,070,320	5,832,927	3.6%

Empower CLO 2024-1, Ltd.
Subordinated Notes	11.64%	N/A	3/20/2024	4/25/2037	5,024,000	3,823,042	2,932,679	1.8%

Empower CLO 2024-2, Ltd.
Subordinated Notes	13.22%	N/A	6/26/2024	7/15/2037	1,350,000	1,122,105	915,871	0.6%

Generate CLO 14 Ltd.
Subordinated Notes	15.62%	N/A	9/27/2024	4/22/2037	21,000,000	16,195,240	14,357,599	9.0%

Halcyon Loan Advisors Funding 2018-1 Ltd.
Subordinated Notes(7)	0.00%	N/A	3/20/2019	7/20/2031	3,000,000	1,346,686	328,381	0.2%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2025
(Unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
HarbourView CLO VII, Ltd.
Subordinated Notes(7)(8)	0.00%	N/A	10/5/2018	11/18/2026	$3,100,000	$1,886,533	$—	—%

ICG US CLO 2021-3, Ltd.
Subordinated Notes	32.82%	N/A	8/8/2024	10/20/2034	6,800,000	3,130,540	3,631,920	2.3%

Invesco CLO 2021-2, Ltd.
Subordinated Notes	12.42%	N/A	5/24/2024	7/15/2034	6,000,000	2,927,224	2,091,907	1.3%

Invesco U.S. CLO 2023-1, Ltd.
Subordinated Notes	14.43%	N/A	5/31/2024	4/22/2037	9,000,000	6,306,803	5,555,320	3.5%

Jamestown CLO XVI Ltd.
Subordinated Notes	9.64%	N/A	7/29/2021	7/25/2034	3,500,000	2,390,530	1,766,525	1.1%

LCM 31 Ltd.
Subordinated Notes	4.83%	N/A	12/18/2020	7/20/2034	1,350,000	823,386	465,225	0.3%

LCM 42 Ltd.
Subordinated Notes	19.82%	N/A	12/19/2024	1/15/2038	3,500,000	2,973,675	3,081,607	1.9%

Madison Park Funding XXIII, Ltd.
Subordinated Notes	3.61%	N/A	10/5/2018	7/27/2047	4,000,000	1,726,263	1,242,667	0.8%

Madison Park Funding XXIX, Ltd.
Subordinated Notes	16.69%	N/A	12/22/2020	10/18/2047	1,154,848	586,388	511,601	0.3%

Marble Point CLO XX Ltd.
Subordinated Notes	3.77%	N/A	4/9/2021	4/23/2051	5,125,000	3,452,784	2,070,467	1.3%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2025
(Unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
Marble Point CLO XXI Ltd.
Subordinated Notes	4.13%	N/A	8/24/2021	10/17/2051	$5,250,000	$3,587,090	$2,198,388	1.4%

Marble Point CLO XXIII Ltd.
Subordinated Notes	6.63%	N/A	12/3/2021	1/22/2052	1,750,000	1,276,957	783,599	0.5%

MidOcean Credit CLO VII
Subordinated Notes - Income(7)(8)	0.00%	N/A	3/20/2019	7/15/2029	3,275,000	1,047,083	—	—%

MidOcean Credit CLO VIII
Subordinated Notes - Income(7)(8)(10)	0.00%	N/A	1/14/2019	2/20/2031	3,225,000	1,127,079	97,814	0.1%

MidOcean Credit CLO IX
Subordinated Notes - Income(7)(8)	0.00%	N/A	11/21/2018	7/20/2031	3,000,000	1,387,565	—	—%

New Mountain CLO 2 Ltd.
Subordinated Notes	22.22%	N/A	4/1/2025	4/15/2034	8,000,000	4,988,281	4,937,731	3.1%

Niagara Park CLO, Ltd.
Subordinated Notes	18.90%	N/A	11/8/2019	1/17/2038	4,500,000	3,032,681	2,813,323	1.8%

Northwoods XI-B, Limited
Subordinated Notes	23.28%	N/A	3/31/2025	7/19/2037	34,632,954	7,557,887	8,504,468	5.3%

OCP CLO 2017-14, Ltd.
Subordinated Notes	14.70%	N/A	9/24/2024	7/20/2037	10,000,000	4,195,289	3,310,702	2.1%

Park Blue CLO 2022-I, Ltd.
Subordinated Notes	24.50%	N/A	3/18/2025	10/20/2037	10,000,000	6,212,620	6,179,671	3.9%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2025
(Unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
Park Blue CLO 2022-II, Ltd.
Subordinated Notes	19.13%	N/A	9/27/2024	7/20/2037	$5,325,000	$3,248,425	$2,815,201	1.8%

PPM CLO 2 Ltd.
Subordinated Notes	18.55%	N/A	10/15/2024	4/16/2037	2,000,000	696,380	462,267	0.3%

Rockford Tower CLO 2019-1, Ltd.
Subordinated Notes	12.94%	N/A	8/25/2023	4/20/2034	4,500,000	2,364,266	1,636,772	1.0%

Rockford Tower CLO 2025-1, Ltd.
Subordinated Notes	18.53%	N/A	3/7/2025	3/31/2038	8,000,000	6,596,892	6,596,892	4.1%

Signal Peak CLO 7, Ltd.
Subordinated Notes	26.81%	N/A	2/4/2025	10/20/2037	5,674,500	2,781,942	2,532,430	1.6%

Sound Point CLO IV-R, Ltd.
Subordinated Notes(7)(8)	0.00%	N/A	11/2/2018	4/18/2031	4,000,000	599,847	—	—%

Steele Creek CLO 2022-1, Ltd.
Subordinated Notes	10.66%	N/A	3/28/2022	4/15/2035	6,339,779	3,739,840	2,225,621	1.4%

Trimaran CAVU 2021-2 Ltd.
Subordinated Notes	21.49%	N/A	8/20/2024	10/25/2034	2,000,000	868,782	801,433	0.5%

Trinitas CLO VIII, Ltd.
Subordinated Notes(7)	0.00%	N/A	4/28/2021	7/20/2117	2,800,000	1,312,385	191,445	0.1%

Vibrant CLO X, Ltd.
Subordinated Notes(7)(8)(10)	0.00%	N/A	5/23/2019	10/20/2031	8,000,000	2,720,176	—	—%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2025
(Unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
Vibrant CLO XIII, Ltd.
Subordinated Notes	15.06%	N/A	6/3/2021	1/15/2038	$5,000,000	$3,776,785	$2,867,676	1.8%

Vibrant CLO XV, Ltd.
Subordinated Notes	19.16%	N/A	8/21/2023	1/20/2035	4,000,000	2,497,963	2,377,337	1.5%

Voya CLO 2017-4, Ltd.
Subordinated Notes(7)(8)(10)	0.00%	N/A	10/5/2018	10/15/2030	1,000,000	279,656	—	—%

Voya CLO 2024-7, Ltd.
Subordinated Notes	16.46%	N/A	1/7/2025	1/20/2038	17,475,000	15,919,835	15,919,835	9.9%

Webster Park CLO, Ltd.
Subordinated Notes(7)(10)	0.00%	N/A	4/23/2021	7/20/2030	3,363,000	680,446	—	—%

Wildwood Park CLO, Ltd.
Subordinated Notes	18.40%	N/A	11/5/2024	10/20/2037	5,000,000	4,176,635	4,042,312	2.5%

Zais CLO 3, Limited
Subordinated Notes - Income(7)(8)	0.00%	N/A	10/10/2018	7/15/2031	1,038,255	491,947	—	—%
Subordinated Notes(7)(8)	0.00%	N/A	10/10/2018	7/15/2031	1,761,745	834,659	—	—%
					2,800,000	1,326,606	—	—%

Total CLO Equity Securities					$488,607,599	$281,537,614	$221,874,891	138.4%

Loan Accumulation Facilities(11)

Allegro CLO XVII, Ltd.
Loan Accumulation Facility	17.50%	N/A	5/15/2024	4/26/2026	$6,875,000	$6,875,000	$6,875,000	4.3%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2025
(Unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
Fortress Credit Opportunities XXVII CLO B LLC
Loan Accumulation Facility	15.50%	N/A	1/27/2025	6/30/2026	$3,849,325	$3,849,325	$3,849,325	2.4%

Total Loan Accumulation Facilities					$10,724,325	$10,724,325	$10,724,325	6.7%

Other CLO equity-related investments
CLO other(9)	19.73%	N/A				$1,370,123	$1,799,727	1.1%

Total Investments					$517,112,250	$310,569,859	$252,244,071	157.4%
(1)    These investments are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933, as amended.
(2)    The Company does not “control” and is not an “affiliate” of any of its portfolio investments, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio investment if it owned 25% or more of its voting securities and would be an “affiliate” of a portfolio investment if the Company owned 5% or more of its voting securities.
(3)    The rate disclosed on CLO equity and equity-related securities is the estimated effective yield, generally established at purchase, and re-evaluated upon the receipt of the initial distribution and each subsequent quarter thereafter. The estimated effective yield is based upon projected amounts and timing of future distributions and the projected amounts and timing of terminal principal payments at the time of estimation. The estimated effective yield and investment cost may ultimately not be realized. Projected cash flows, including the amounts and timing of terminal principal payments, which generally are projected to occur prior to the contractual maturity date, were utilized in deriving the effective yield of the investments. The rates disclosed on CLO debt securities reflect the contractual interest rate, and exclude yield related to accretion of discounts. The rate disclosed on Loan Accumulation Facilities (as defined in footnote 11 below) represents the estimated yield to be earned on the investment through estimated redemption. As of April 30, 2025, the Company’s weighted-average effective yield on its total investments, based on current amortized cost, was 14.07% (excludes discount accretion on CLO debt investments). Excluding optionally redeemed CLOs, the weighted average effective yield on total investments, based on current amortized cost, was 14.34%.
(4)    CLO debt securities bear interest at a rate determined by reference to three-month Secured Overnight Financing Rate (“SOFR”) which resets quarterly. The rate provided for each CLO debt security is as of April 30, 2025.
(5)    The fair value of all investments was determined in good faith by OFS Advisor using significant, unobservable inputs.
(6)    Subordinated notes and income notes are considered CLO equity securities. CLO equity securities are entitled to recurring distributions, which are generally equal to the residual cash flow payments made by underlying securities of the CLO less contractual payments to debt holders and CLO-fund expenses, subject to compliance with coverage tests and other provisions of the respective CLO indenture, as applicable.
(7)    As of April 30, 2025, the effective accretable yield has been estimated to be 0%, as the aggregate amount of projected distributions, including projected distributions related to liquidation of the underlying portfolio upon the security’s anticipated redemption, is less than current amortized cost. Projected distributions are monitored and re-evaluated quarterly. All actual distributions received will be recognized as reductions to amortized cost until such time, if and when occurring, a future aggregate amount of then-projected distributions exceeds the security’s then-current amortized cost.
(8)    Non-income producing. The Company has not recognized income on the security during the prior twelve-month period preceding the period-end date.
(9)    Fair value represents discounted cash flows associated with fee rebates earned from CLO equity-related investments.

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2025
(Unaudited)

(10)    As of April 30, 2025, the investment has been optionally redeemed and is in the process of liquidating. Remaining residual distributions are anticipated to be recognized as a return of capital up to the amount of current amortized cost, and realized gain for any amounts received in excess of current amortized cost, if applicable.
(11)    Loan Accumulation Facilities are financing structures intended to aggregate loans that are expected to form part of the portfolio of a future CLO. Investments in Loan Accumulation Facilities generally earn returns equal to the actual income earned on facility assets less costs and fees incurred on senior financing and manager costs. Income and return of capital distributions from investments in Loan Accumulation Facilities are generally received upon the earlier of the closing of the CLO securitization or liquidation of the underlying portfolio.
(12)    Represents a zero-coupon CLO debt security that does not have a contractual interest rate. The Company earns interest income on the accretion of the discount over the expected life of the security.

See Notes to Financial Statements (Unaudited).

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

Note 1. Organization
OFS Credit Company, Inc. (the “Company”) is a Delaware corporation formed on September 1, 2017 and commenced operations on October 10, 2018. The Company is a non-diversified, externally managed closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment adviser is OFS Capital Management, LLC (“OFS Advisor”), a wholly owned subsidiary of Orchard First Source Asset Management, LLC (“OFSAM”).
The Company’s primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. Under normal market conditions, the Company invests at least 80% of its assets in floating rate credit instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments, which include securities issued by other securitization vehicles, such as credit-linked notes and collateralized bond obligations, or “CBOs”, and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions (“80% Policy”). The 80% Policy is not a fundamental policy of the Company and may be changed by our Board on 60 days’ notice to the Company’s stockholders. The Company defines “credit” to consist primarily of the debt investments and instruments described in its 80% Policy.
The CLOs in which the Company invests are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle, often provided by the bank that will serve as the placement agent or arranger on a CLO transaction (each, a “Loan Accumulation Facility”).
Note 2. Basis of Presentation and Summary of Significant Accounting Policies
Basis of presentation: The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), including the provision Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies, and the reporting requirements of the 1940 Act and Article 6 of Regulation S-X. In the opinion of management, the financial statements include all adjustments, consisting only of normal and recurring accruals and adjustments, necessary for fair presentation in accordance with GAAP.
Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Accounting estimates significant to the financial statements include the recurring fair value and accretable yield estimates. Actual results could differ significantly from those estimates.
Cash and cash equivalents: The Company’s cash and cash equivalents are maintained with a member bank of the Federal Deposit Insurance Corporation (“FDIC”) and such balances generally exceed the FDIC insurance limits. The Company does not believe its cash and cash equivalent balances are exposed to any significant credit risk. As of April 30, 2025, all of the Company’s cash and cash equivalents were held at U.S. Bank Trust Company, National Association.
Investments: The Company applies fair value accounting in accordance with ASC Topic 820, Fair Value Measurements, which defines fair value, establishes a framework to measure fair value, and requires disclosures regarding fair value measurements. Fair value is defined as the price to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is determined through the use of models and other valuation techniques, valuation inputs, and assumptions market participants would use to value the investment. Highest priority is given to prices for identical assets quoted in active markets (Level 1) and the lowest priority is given to fair value estimates based on unobservable inputs (Level 3). The availability of observable inputs can vary significantly and is affected by many factors, including the type of product, whether the product is new to the market, whether the product is traded on an active exchange or in the secondary market, and current market conditions. To the extent that the valuation is based on less observable or unobservable inputs, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by OFS Advisor in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs), which comprise the entirety of the Company’s investments.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

In addition, OFS Advisor regularly assesses whether arm’s-length transactions have occurred in portfolio securities, including the Company’s own transactions in such securities, the executed trade prices (“Transaction Prices”) of which may—depending on the size of the transactions, identifiable market participants, and other factors—be considered reasonable indications of fair value for a period of time of up to six months after the transaction date or until the initial payment date.
Material changes to OFS Advisor’s valuation policy are reviewed and approved by management and the Company’s board of directors (the “Board”). As the Company’s investments change, markets change, new products develop, and valuation inputs become more or less observable, OFS Advisor, as the valuation designee, will continue evaluating its valuation methodologies.
The Company primarily invests in equity and junior debt tranches of CLO investment vehicles, Loan Accumulation Facilities and other credit-related investments. The Company considers underlying investment portfolio performance metrics, including prepayment rates, default rates, loss-on-default and recovery rates, and estimated market yields as a primary source for discounted cash flow fair value estimates, supplemented by actual trades executed in the market at or around period-end, as well as indicative prices provided by broker-dealers in its estimate of the fair value of such investments. The Company also considers operating metrics, typically included in the governing documents of CLO vehicles, including collateralization tests, concentration limits, defaults, restructuring activity and prepayment rates on the underlying loans, if applicable. The Company engages a third-party valuation firm to provide assistance to OFS Advisor in determining the fair value of the majority of its investments.
See Note 4 for additional disclosures of the Company’s fair value measurements of its financial instruments.
Reportable segments: In November 2023, the FASB issued ASU No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 enhances the disclosures required for reportable segments on an annual and interim basis. The Company has adopted ASU 2023-07 for its fiscal year ending October 31, 2025. The Company has determined it operates through a single operating and reporting segment with a primary investment objective to generate current income, with a secondary objective to generate capital appreciation. Pursuant to ASU 2023-07, the Company identified its Chief Executive Officer as the chief operating decision maker (“CODM”). The CODM assesses the performance and makes operating decisions of the Company primarily based on the Company’s net increase (decrease) in net assets resulting from operations. As the Company’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying statement of assets and liabilities and the significant segment expenses are listed on the statement of operations.
Investment Income
Interest income: Interest income from investments in CLO equity and equity-related securities is recognized on the basis of the estimated effective yield to expected redemption utilizing assumed cash flows in accordance with ASC Subtopic 325-40, Beneficial Interests in Securitized Financial Assets. The Company monitors the estimated cash flows from its CLO equity investments, and the accretable yields are generally established at purchase, and re-evaluated upon the receipt of the initial distribution and each subsequent quarter thereafter. Expected cash flows inherent in the Company’s estimates of accretable yields are based on expectations of defaults and loss-on-default severity, as well as other loan-performance assumptions, impacting the loans in the underlying CLO portfolios, as well as the estimated timing of redemption and the associated liquidation price of the terminal principal payment upon redemption. These assumed cash flows represent significant estimates and are subject to a reasonable possibility of near-term change due to economic and credit market conditions, and the effect of these changes could be material. The Company ultimately may not realize income accreted on CLO equity securities.
Further, the Company may receive other CLO equity-related securities in the form of fee rebates in connection with the Company’s acquisition of, subsequent amendment to, or restructuring of, CLO equity investments. The Company determines the cost basis of the security based on its estimated fair value relative to the fair value of the CLO equity investment and other securities or consideration received.
Interest income from investments in Loan Accumulation Facilities is recognized on an accrual basis based on an estimated yield. Income notes associated with Loan Accumulation Facilities generally earn returns equal to the actual income earned on facility assets less costs of senior financing and manager costs. Interest income is generally received upon the earlier of the closing of the CLO securitization or liquidation of the underlying portfolio. The Company periodically evaluates the realizability of such amounts and, if necessary, subsequently adjusts the estimated yield. For the six months ended April 30, 2025, the Company recognized interest income of $904,901 from Loan Accumulation Facility investments. As of April 30, 2025, the Company had accrued interest income of $969,696 from Loan Accumulation Facilities included in interest receivable on the statement of assets and liabilities.
Interest income from investments in CLO debt is recognized on an accrual basis to the extent such amounts are expected to be collected and reported as interest receivable until collected. Interest income is accrued based on the outstanding principal amount on the schedule of investments and the contractual terms of the CLO indenture. Amortization of premiums or accretion of discounts on CLO debt investments are recognized as an adjustment to interest income over the expected life of the

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

respective debt investment. Management reviews, for placement on non-accrual status, all CLO debt securities that become past due with respect to interest, and/or when there is reasonable doubt that principal or cash interest will be collected. When a CLO debt security is placed on non-accrual status, accrued and unpaid cash interest is reversed. Additionally, premiums and discounts are no longer recognized as of the date the security is placed on non-accrual status. Depending upon management’s judgment, interest payments subsequently received on non-accrual investments may be recognized as interest income or applied as a reduction to amortized cost. Interest accruals and discount accretion are resumed on non-accrual investments only when they are brought current with respect to interest payments and, in the judgment of management, it is probable that the Company will collect all principal and interest from the investment. As of April 30, 2025, the Company had no CLO debt investments on non-accrual status.
Net realized and unrealized gain or loss on investments: Investment transactions are reported on a trade-date basis. Unsettled trades as of the balance sheet date are reported as payable for investments purchased or receivable for investments sold. Primary market new issue trades or resets are recorded on the closing and issuance of the security. Realized gains and losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment on a specific-identification basis.
An optional redemption feature of a CLO allows a majority of the holders of the CLO equity securities issued by the CLO issuer, after the end of a specified non-call period, to cause the redemption of the CLO equity securities issued by the CLO with proceeds paid either through the liquidation of the CLO’s assets or through a refinancing with new debt. The optional redemption is effectively a voluntary prepayment of the CLO equity securities issued by the CLO prior to the stated maturity of such securities. When the optional redemption feature has been exercised on a CLO equity security, distributions received are first recorded as a return of capital until its cost basis is reduced to zero and then as realized gains thereafter. The principal amount of the CLO equity security is not reduced for distributions received until the security is fully redeemed. Commencing on the optional redemption date, the Company ceases accruing income on its CLO equity securities that will be redeemed. As of April 30, 2025, the Company held six CLO equity securities, which had been optionally redeemed, with an amortized cost and fair value of $5,844,019 and $241,274, respectively.
Investments are reported at fair value as determined in good faith by OFS Advisor, under the active supervision of the Board. See Note 4 for additional information. The Company reports changes in the fair value of investments as change in net unrealized appreciation (depreciation) on investments in the statement of operations.
Deferred issuance costs: Deferred issuance costs represent underwriting discounts, fees and other direct incremental costs incurred in connection with the Company’s mandatorily redeemable preferred stock. Deferred issuance costs are presented as a direct reduction of the related liability on the statement of assets and liabilities. Deferred issuance costs are amortized to interest expense over the term of the related mandatorily redeemable preferred stock.
Deferred offering costs: Offering costs include legal, accounting and other expenses pertaining to the registration of securities. Offering costs are deferred and, as the registration statement capacity is utilized and securities are sold, a portion of the costs are charged as a reduction to capital when a common stock offering occurs or as common stock is issued under an equity distribution agreement, or allocated to deferred issuance costs when a preferred stock or debt offering occurs. Deferred costs are periodically reviewed and charged to expenses if the related registration statement is withdrawn or if an offering is unsuccessful.
Interest expense: Due to its mandatory redemption requirements, the Company accounts for its preferred stock as liabilities under ASC Topic 480, Distinguishing Liabilities from Equity. Dividends on mandatorily redeemable preferred stock are recorded as interest expense on the statement of operations. Interest expense is recorded on an accrual basis as incurred.
Income taxes: The Company has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for tax treatment as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements, and timely distribute at least 90% of its annual investment company taxable income (“ICTI”), to its stockholders. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which generally relieves the Company from U.S. federal income taxes.
The Company may be liable for 4% excise tax on a portion of income unless it timely distributes at least 98% of its ICTI, or 98.2% of net capital gains, to its stockholders. However, the Company may choose to retain a portion of ICTI in an amount less than that which would trigger U.S. federal income tax liability under Subchapter M of the Code. Excise taxes are recognized when the Company determines it is probable distributions of estimated taxable income will not meet the distribution thresholds for avoidance of such tax. See Note 7 for additional details.
The Company evaluates tax positions taken in the course of preparing its tax returns to determine whether they are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold could result in greater and undistributed ICTI, income and excise tax expense, and, if involving multiple

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

years, a re-assessment of the Company’s RIC status. GAAP requires recognition of accrued interest and penalties related to uncertain tax benefits as income tax expense. There were no uncertain income tax positions at April 30, 2025.
Distributions: Distributions to stockholders are recorded on the applicable record date. The amount, timing and form of distributions is determined by the Board each quarter. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. Distributions paid in excess of current or accumulated ICTI and net realized gains are generally considered returns of capital to stockholders.
Net investment income determined in accordance with tax regulations may differ from net investment income for financial reporting purposes. Differences may be temporary or permanent. Permanent differences result in a reclassification between capital accounts. Additionally, certain short-term capital gains may be reported as ordinary income for tax purposes. Distributions paid by the Company in accordance with RIC requirements are subject to re-characterization for tax purposes.
The tax character of distributions paid to stockholders, as set forth in the statements of changes in net assets and in the financial highlights, reflect estimates made by the Company as our fiscal year end differs from the calendar year period on which the character of distributions is determined for Form 1099-DIV reporting purposes. Actual results may vary as the tax character of distributions is unknown until it is determined annually as of the end of each calendar year and, if required, reported to stockholders on Form 1099-DIV. Accordingly, the final tax character of distributions may differ materially from the estimates presented herein.
Issuance of common stock: The sale and issuance of common stock shares pursuant to the Company’s At-the-Market Offering (as defined in Note 9) are recorded on the trade date. Such shares generally settle one business day following the trade date and are entitled to distributions on applicable record dates following settlement. Unsettled share issuances are accrued and are included in receivable for common stock sold on the statement of assets and liabilities. Shares issued under the dividend reinvestment plan are recorded on the applicable dividend payment date.
Concentration of credit risk: Aside from the Company’s investments, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalent deposits at financial institutions. At various times during the year, the Company’s cash and cash equivalent deposits exceed the FDIC insured limit. The Company places cash and cash equivalent deposits only with high credit quality institutions, which OFS Advisor believes will mitigate the risk of loss due to credit risk. Management believes the risk of loss related to the Company’s cash and cash equivalent deposits is minimal. If underlying funds and managers fail to perform according to the terms of the indentures and collateral management agreements and the collateral or other security for those instruments proved to be of no value to the Company, the amount of loss due to credit risk from the Company’s investments is equal to the Company’s recorded investments and, if applicable, the unfunded commitments disclosed in Note 5.
Note 3. Related Party Transactions
Investment Advisory and Management Agreement: OFS Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company pursuant to an investment advisory and management agreement (the “Investment Advisory Agreement”). On June 5, 2025, the Board unanimously voted to approve the continuation of the Investment Advisory Agreement for one year. Under the terms of the Investment Advisory Agreement, OFS Advisor is responsible for: (i) determining the composition of the portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes; (ii) identifying, evaluating and negotiating the structure of the investments made (including performing due diligence on prospective investments); (iii) closing and monitoring the investments made; and (iv) providing other investment advisory, research and related services as required. OFS Advisor is a subsidiary of OFSAM and a registered investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). OFS Advisor’s services under the Investment Advisory Agreement are not exclusive, and it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to the Company are not impaired. OFS Advisor also serves as the investment adviser to other funds, separately-managed accounts and other assets, including OFS Capital Corporation and Hancock Park Corporate Income, Inc. Additionally, OFS Advisor serves as a sub-advisor to investment companies managed by an affiliate.
OFS Advisor receives fees for providing services, consisting of two components: a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”). The Base Management Fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of the Company’s “Total Equity Base”, defined as the sum of the net asset value of the Company’s common stock and the paid-in capital of the Company’s preferred stock. Base Management Fees are paid by the holders of our shares of common stock and are not paid by holders of preferred stock, or the holders of any other types of securities that the Company may issue. Base Management Fees for any partial calendar quarter are prorated based on the number of days in such quarter. The Base Management Fee does not increase when the Company borrows funds, but will

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

increase if the Company issues preferred stock. The Base Management Fee is calculated before the determination of any Incentive Fee for the quarter, as further described below.
The Incentive Fee is calculated and payable quarterly in arrears and equals 20% of the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the administrative services agreement to OFS Capital Services, LLC (“OFS Services”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes accrued income that the Company has not yet received in cash, as well as any such amounts received (or accrued) in kind. Pre-Incentive Fee Net Investment Income does not include any capital gains or losses, and no incentive fees are payable in respect of any capital gains and no incentive fees are reduced in respect of any capital losses.
In calculating the Incentive Fee for any given calendar quarter, Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s NAV at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.0% of the Company’s NAV per quarter (8.0% annualized) (the “Hurdle Rate”). For such purposes, the Company’s quarterly rate of return is determined by dividing its Pre-Incentive Fee Net Investment Income by its reported NAV as of the prior period end. The Company’s net investment income used to calculate this part of the incentive fee is also included in the calculation of the Total Equity Base which is used to calculate the Base Management Fee. The Incentive Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:
(A)    no Incentive Fee in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.0% of NAV;
(B)    100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.5% of NAV in any calendar quarter (10.0% annualized). The Company refers to this portion of the Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.5% of our NAV) as the “catch-up.” The “catch-up” is meant to provide OFS Advisor with 20% of Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.5% of NAV in any calendar quarter; and
(C)    20.0% of that portion of the Company’s pre-Incentive Fee net investment income, if any, with respect to which the rate of return exceeds 2.5% in such quarter (10.0% annualized) is payable to OFS Advisor (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is due to OFS Advisor).
There will be no accumulation of amounts on the Hurdle Rate from quarter to quarter, no claw back of amounts previously paid if the rate of return in any subsequent quarter is below the Hurdle Rate and no delay of payment if the rate of return in any prior quarters was below the Hurdle Rate. Incentive Fees will be adjusted for any share issuances or repurchases during the calendar quarter, and any partial quarter Incentive Fee will be prorated based on the number of days in such quarter.
Administration Agreement: OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for the Company to operate. OFS Services furnishes the Company with office facilities and equipment, necessary software licenses and subscriptions, and clerical, bookkeeping and record keeping services at such facilities pursuant to an administrative services agreement (the “Administration Agreement”). On June 5, 2025, the Board unanimously voted to approve the continuation of the Administration Agreement for one year. Under the Administration Agreement, OFS Services performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and all other reports and materials required to be filed with the Securities and Exchange Commission or any other regulatory authority. In addition, OFS Services assists the Company in determining and publishing its NAV, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Payment under the Administration Agreement is equal to an amount based upon the Company’s allocable portion (subject to the review and approval of the Board) of OFS Services’s overhead in performing its obligations under the Administration Agreement, including, but not limited to, rent, information technology services and the Company’s allocable portion of the cost of its officers, including its chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, corporate secretary and their respective staffs. To the extent that OFS Services outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without profit to OFS Services. The Administration Agreement may be renewed annually with

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

the approval of the Board, including a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.
Equity Ownership: As of April 30, 2025, OFS Advisor and its affiliates held 965,504 shares of common stock, which is approximately 3.7% of the Company’s outstanding shares of common stock.
Expenses recognized under agreements with OFS Advisor and OFS Services and distributions paid to affiliates for the six months ended April 30, 2025 are presented below:

Incentive fees	$2,580,789
Base management fees	2,346,048
Administration fees	683,562
Common stock distributions to affiliates	634,291

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

Note 4. Fair Value of Financial Instruments
The Company’s investments are carried at fair value and determined in accordance with ASC 820 and a documented valuation policy that is applied in a consistent manner. Pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”), the Board designated OFS Advisor as the valuation designee to perform fair value determinations relating to the Company’s investments, and the Board maintains oversight of OFS Advisor in its capacity as valuation designee, as prescribed in Rule 2a-5. The Company engages a third-party valuation firm to provide assistance to OFS Advisor in determining the fair value for a majority of its investments.
As of April 30, 2025, all of the Company’s investments are classified as Level 3 under ASC Topic 820. The following table provides the primary quantitative information about valuation techniques and the Company’s significant unobservable inputs to its Level 3 fair value measurements. In addition to the techniques and unobservable inputs noted in the table below and in accordance with OFS Advisor’s valuation policy, OFS Advisor, as valuation designee, may also use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investment assets. The table below is not intended to be all-inclusive and only presents the most significant unobservable input(s) relevant to the valuation designee’s determination of fair value.

Investment Type	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted average)(1)
CLO Equity	$194,692,180	Discounted Cash Flows(2)	Constant Default Rate	2.00% - 3.00% (2.02%)
			Constant Prepayment Rate	20.00% - 20.00% (20.00%)
			Reinvestment Spread - SOFR	3.04% - 6.00% (3.35%)
			Reinvestment Price	98.00% - 99.50%(3)
			Reinvestment Floor	0.50% - 0.75% (0.50%)
			Recovery Rate	65.00% - 65.00% (65.00%)
			Discount Rate	9.00% - 55.00% (17.58%)
CLO Equity	26,941,437	Market Approach	Transaction Price
CLO Equity	241,274	Market Approach	NAV Liquidation(4)

Loan Accumulation Facility	3,849,325	Market Approach	Transaction Price
Loan Accumulation Facility	6,875,000	Market Approach	NAV Liquidation(4)

CLO Debt	17,845,128	Discounted Cash Flows(2)	Constant Default Rate	2.00% - 3.00% (2.11%)
			Constant Prepayment Rate	20.00% - 20.00% (20.00%)
			Reinvestment Spread - SOFR	3.08% - 6.00% (3.69%)
			Reinvestment Price	98.00% - 99.50%(3)
			Reinvestment Floor	0.50% - 0.75% (0.53%)
			Recovery Rate	65.00% - 65.00% (65.00%)
			Discount Margin	7.40% - 15.00% (8.40%)

Other CLO equity-related investments	1,534,050	Discounted Cash Flows(2)	Discount Margin	8.41% - 9.96% (9.34%)
Other CLO equity-related investments	265,677	Market Approach	Transaction Price
Total	$252,244,071
(1)    Weighted average is calculated based on the fair value of investments.
(2)    The cash flows utilized in the discounted cash flow calculations assume: (i) liquidation of (a) certain distressed investments and (b) all investments currently in default held by the issuing CLO at their current market prices; and (ii) redeployment of proceeds at the issuing CLO’s assumed reinvestment rate.
(3)    A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.
(4)    NAV liquidation represents the fair value, or estimated expected residual value, of the investment.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market or observable inputs existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions, and otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company might realize significantly less than the value at which such investment had previously been recorded, and the Company may realize significant realized losses of invested capital. The Company’s investments are subject to market risk as a result of economic and political developments, including impacts from interest rate and inflation rate changes, the ongoing war between Russia and Ukraine, the agenda of the new U.S. Presidential administration, including the impact of tariff enactment and tax reductions, trade disputes with other countries, instability in the U.S. and international banking systems, the risk of recession or a shutdown of U.S. government services and related market volatility. Market risk is directly impacted by the volatility and liquidity in the markets in which certain investments are traded and can affect the fair value of the Company’s investments. Changes in interest rates, including potential additional interest rate reductions approved by the U.S. Federal Reserve, may impact the Company’s investment income, cost of funding and the valuation of its investment portfolio.
The following table presents changes in the investment measured at fair value using Level 3 inputs for the six months ended April 30, 2025:

	CLO Equity	CLO Debt	Loan Accumulation Facilities	Other CLO Equity -Related Investments	Total
Level 3 assets, October 31, 2024	$186,656,257	$21,080,648	$5,500,000	$1,613,752	$214,850,657
Net realized gain (loss) on investments	(868,661)	27,970	—	—	(840,691)
Net change in unrealized appreciation (depreciation) on investments(1)	(17,851,910)	(431,281)	—	25,399	(18,257,792)
Accretion of interest income on investments	17,338,321	—	—	129,051	17,467,372
Amortization of original issuance discount on investments	—	315,867	—	—	315,867
Purchase of portfolio investments(2)	61,833,540	17,002,795	11,632,825	259,228	90,728,388
Proceeds from the repayment of portfolio investments	(1,042,591)	(2,577,125)	(6,408,500)	—	(10,028,216)
Sale of portfolio investments	(535,500)	(17,573,746)	—	—	(18,109,246)
Distributions from portfolio investments	(23,654,565)	—	—	(227,703)	(23,882,268)
Level 3 assets, April 30, 2025	$221,874,891	$17,845,128	$10,724,325	$1,799,727	$252,244,071
(1)    For the six months ended April 30, 2025, the net change in unrealized depreciation in the Company’s statement of operations attributable to the Company’s Level 3 assets still held at the end of the period was $18,909,130.
(2)    Includes proceeds of $4,250,000 from the repayment of Loan Accumulation Facility investments reinvested in the associated CLO securities.
Portfolio Concentration: The following table presents the Company’s investments based on fair value managed by a single collateral manager that comprise greater than 10% of the Company’s total net assets as of April 30, 2025:

			Percentage of Total
Collateral Manager (Investment Series)	Amortized Cost	Fair Value	Fair Value	Net Assets
PGIM, Inc. (Dryden)	$35,867,715	$27,423,023	10.9%	17.1%
AXA Investment Managers (Allegro)	18,452,016	16,885,996	6.7	10.5
Other Financial Assets and Liabilities
GAAP requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments, such as cash, cash equivalents, receivables and payables approximate the fair value of such items due to the short maturity of such instruments and that such financial instruments are held with high credit quality institutions to mitigate the risk of loss due to credit risk.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

The following table presents the carrying values and fair values of the Company’s preferred stock as of April 30, 2025:

Description	Carrying Value(1)	Fair Value
6.125% Series C Term Preferred Stock	$22,835,388	$22,641,292
6.00% Series D Term Preferred Stock	2,981,647	2,938,697
5.25% Series E Term Preferred Stock	34,591,171	33,551,000
7.875% Series F Term Preferred Stock	28,884,110	29,128,580
8.00% Series G Term Preferred Stock	24,217,289	25,461,890
Total preferred stock	$113,509,605	$113,721,459
(1) Carrying value is calculated as the outstanding principal amount less unamortized deferred issuance costs. See Note 2 for details.
The following table presents the fair value measurements of the Company’s preferred stock and indicates the fair value hierarchy of the significant inputs utilized by the Company to determine such fair values as of April 30, 2025:

Description	Level 1(1)	Level 2	Level 3(2)	Total
6.125% Series C Term Preferred Stock	$22,641,292	$—	$—	$22,641,292
6.00% Series D Term Preferred Stock	—	—	2,938,697	2,938,697
5.25% Series E Term Preferred Stock	33,551,000	—	—	33,551,000
7.875% Series F Term Preferred Stock	29,128,580	—	—	29,128,580
8.00% Series G Term Preferred Stock	—	—	25,461,890	25,461,890
Total preferred stock, at fair value	$85,320,872	$—	$28,400,587	$113,721,459
(1) For Level 1 measurements, fair value is estimated by using the closing price of the security on The Nasdaq Capital Market as of the date presented.
(2) For Level 3 measurements, fair value is estimated through discounting remaining payments at current market rates for similar instruments at the measurement date through the legal maturity date.
Note 5. Commitments and Contingencies
As of April 30, 2025, the Company had no unfunded commitments to fund investments.
Indemnifications: In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnification. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of any material obligation under these indemnifications to be low.
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company.
Legal and regulatory proceedings: From time to time, the Company may be involved in legal proceedings in the normal course of its business. Although the outcome of such litigation, if applicable, cannot be predicted with any certainty, management is of the opinion, based on the advice of legal counsel, that final disposition of any litigation should not have a material adverse effect on the financial position of the Company as of April 30, 2025.
Note 6. Mandatorily Redeemable Preferred Stock
The Company has authorized 10,000,000 shares of preferred stock, at a par value of $0.001 per share, and at April 30, 2025 had 4,636,000 shares of preferred stock outstanding. During the six months ended April 30, 2025, the average daily dollar borrowings and average effective interest rate for the Company’s preferred stock was $95,043,646 and 7.21%, respectively. The Company may recognize a loss related to the acceleration of unamortized deferred issuance costs upon early redemption of any outstanding shares of preferred stock. No loss was recognized for the six months ended April 30, 2025.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

6.125% Series C Term Preferred Stock
In April 2021, the Company issued 920,000 shares of its 6.125% Series C Term Preferred Stock due 2026 (the “Series C Term Preferred Stock”). The shares of Series C Term Preferred Stock have a liquidation preference of $25 per share and are mandatorily redeemable on April 30, 2026. The Company may, at its sole option, redeem the outstanding shares of Series C Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
During the six months ended April 30, 2025, the Company paid distributions of approximately $0.77 per share of Series C Term Preferred Stock. On January 16, 2025, the Board declared additional fiscal year 2025 monthly distributions of $0.1276042 per share of Series C Term Preferred Stock through July 2025.
6.00% Series D Term Preferred Stock
On June 10, 2021, through a private placement, the Company issued 120,000 shares of its 6.00% Series D Term Preferred Stock due 2026 (the “Series D Term Preferred Stock”) at a price per share of $24.50. The shares of Series D Term Preferred Stock have a liquidation preference of $25 per share and are subject to mandatory redemption on June 10, 2026. The Company may, at its sole option, redeem the outstanding shares of Series D Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
The offering was consummated pursuant to the terms of a purchase agreement (the “Series D Purchase Agreement”) dated June 10, 2021 by and between the Company and the purchaser named therein (the “Series D Purchaser”). The Series D Purchase Agreement provided for the Series D Term Preferred Stock to be issued to the Series D Purchaser in a private placement in reliance on an exemption from registration under the Securities Act, provided by Section 4(a)(2) thereof and Regulation D thereunder. The Company relied upon this exemption from registration based in part on representations made by the Series D Purchaser. The Series D Term Preferred Stock has not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
During the six months ended April 30, 2025, the Company paid distributions of approximately $0.75 per share of Series D Term Preferred Stock. On January 16, 2025, the Board declared additional fiscal year 2025 monthly distributions of $0.125 per share of Series D Term Preferred Stock through July 2025.
5.25% Series E Term Preferred Stock
In December 2021, the Company issued 1,400,000 shares of its 5.25% Series E Term Preferred Stock (the “Series E Term Preferred Stock”). The shares of Series E Term Preferred Stock have a liquidation preference of $25 per share and are mandatorily redeemable on December 31, 2026. The Company may, at its sole option, redeem the outstanding shares of Series E Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
During the six months ended April 30, 2025, the Company paid distributions of approximately $0.66 per share of Series E Term Preferred Stock. On January 16, 2025, the Board declared additional fiscal year 2025 monthly distributions of $0.109375 per share of Series E Term Preferred Stock through July 2025.
7.875% Series F Term Preferred Stock
In October 2024, the Company issued 1,196,000 shares of its 7.875% Series F Term Preferred Stock (the “Series F Term Preferred Stock”). The shares of Series F Term Preferred Stock have a liquidation preference of $25 per share and are mandatorily redeemable on October 31, 2029. At any time on or after October 31, 2026, the Company may, at its sole option, redeem the outstanding shares of Series F Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
During the six months ended April 30, 2025, the Company paid distributions of approximately $0.95 per share of Series F Term Preferred Stock. On January 16, 2025, the Board declared additional fiscal year 2025 monthly distributions of $0.1640625 per share of Series F Term Preferred Stock through July 2025.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

8.00% Series G Term Preferred Stock
On April 1, 2025, through a private placement, the Company issued 1,000,000 shares of its 8.00% Series G Term Preferred Stock due 2030 (the “Series G Term Preferred Stock”) at a price per share of $24.25, resulting in net proceeds of $24,250,000, before offering costs. The shares of Series G Term Preferred Stock have a liquidation preference of $25 per share and are subject to mandatory redemption on April 1, 2030. At any time on or after April 1, 2027, the Company may, at its sole option, redeem the outstanding shares of Series G Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
The offering was consummated pursuant to the terms of a purchase agreement (the “Series G Purchase Agreement”), dated April 1, 2025 by and between the Company and the purchaser named therein (the “Series G Purchaser”). The Series G Purchase Agreement provided for the Series G Term Preferred Stock to be issued to the Series G Purchaser in a private placement in reliance on an exemption from registration under the Securities Act, provided by Section 4(a)(2) thereof and Regulation D thereunder. The Company relied upon this exemption from registration based in part on representations made by the Series G Purchaser. The Series G Term Preferred Stock has not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
During the six months ended April 30, 2025, the Company paid a distribution of approximately $0.17 per share of Series G Term Preferred Stock. On April 3, 2025, the Board declared additional fiscal year 2025 monthly distributions of $0.16666667 per share of Series G Term Preferred Stock through July 2025.
For the six months ended April 30, 2025, the components of interest expense, cash paid for interest, effective interest rate and average outstanding balance for the Company’s preferred stock was as follows:

	Series C Term Preferred Stock	Series D Term Preferred Stock	Series E Term Preferred Stock	Series F Term Preferred Stock	Series G Term Preferred Stock	Total
Stated interest expense	$704,374	$90,000	$918,750	$1,177,312	$166,667	$3,057,103
Amortization of deferred issuance costs	82,405	8,262	122,533	112,837	13,189	339,226
Total interest expense	$786,779	$98,262	$1,041,283	$1,290,149	$179,856	$3,396,329
Cash paid for interest expense	$704,374	$90,000	$918,750	$1,177,312	$166,667	$3,057,103
Stated interest rate	6.125%	6.00%	5.25%	7.875%	8.00%	6.71%
Effective interest rate(1)	6.90%	6.61%	6.00%	8.70%	8.75%	7.21%
Average outstanding balance	$23,000,000	$3,000,000	$35,000,000	$29,900,000	$4,143,646	95,043,646
Shares outstanding - period end	920,000	120,000	1,400,000	1,196,000	1,000,000	4,636,000
Optional redemption date	Currently Callable	Currently Callable	Currently Callable	October 31, 2026	April 1, 2027
Mandatory redemption date	April 30, 2026	June 10, 2026	December 31, 2026	October 31, 2029	April 1, 2030
(1) The effective interest rate on preferred stock is calculated as total interest expense for the period divided by the average outstanding principal balance of preferred stock for the period.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

The following table shows the scheduled maturities of the principal balances of the Company’s outstanding preferred stock as of April 30, 2025:

	Payments due by period
Description	Total	Less than 1 year	1 to 3 years	3 to 5 years	After 5 years
Series C Term Preferred Stock	$23,000,000	$—	$23,000,000	$—	$—
Series D Term Preferred Stock	3,000,000	—	3,000,000	—	—
Series E Term Preferred Stock	35,000,000	—	35,000,000	—	—
Series F Term Preferred Stock	29,900,000	—	—	29,900,000	—
Series G Term Preferred Stock	25,000,000	—	—	25,000,000	—
Total	$115,900,000	$—	$61,000,000	$54,900,000	$—
Preferred Stock Repurchase Program
On December 7, 2021, the Board authorized a program under which the Company may repurchase up to $10.0 million of its outstanding shares of the Company's Series C Term Preferred Stock and Series E Term Preferred Stock. On December 5, 2023, the Board extended the repurchase program for an additional two-year period. Under this program, the Company may, but is not obligated to, repurchase its outstanding Series C Term Preferred Stock and Series E Term Preferred Stock in the open market from time to time through December 7, 2025. The timing and the amount of Series C Term Preferred Stock and Series E Term Preferred Stock to be repurchased will depend on a number of factors, including then-existing market conditions, liquidity, prospects for future access to capital, contractual restrictions, alternative investment opportunities and other factors. In addition, any repurchases will also be conducted in accordance with the 1940 Act. There are no assurances that the Company will engage in any repurchases. During the six months ended April 30, 2025, no shares of preferred stock were repurchased under the program.
Note 7. Federal Income Taxes
The Company has elected, and intends to qualify annually, to be taxed as a RIC under Subchapter M of the Code. To maintain its tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its ICTI. Additionally, to avoid a 4% U.S. federal excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of: (i) 98% of its ordinary income for such calendar year; (ii) 98.2% of its net capital gains for the period ending October 31 of that calendar year; and (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no U.S. federal income tax. Maintenance of the Company's RIC status also requires adherence to certain source of income and asset diversification requirements provided under the Code. The Company has met the source of income and asset diversification requirements as of April 30, 2025, and intends to continue to meet these requirements.
As of April 30, 2025, the Company has accrued refunds of $189,547 related to tax-year 2022 and 2023 excise tax overpayments.
The Company’s ICTI differs from the net increase (decrease) in net assets resulting from operations primarily due to differences in income recognition for CLO equity investments, the treatment of distributions on preferred stock, the recognition of non-deductible excise tax expense and the recognition of unrealized appreciation/depreciation on investments. These differences can be permanent or temporary in nature. GAAP requires the recognition of an estimated constant yield for CLO equity investments. U.S. federal income tax rules, however, require recognition of income reported to the Company by the underlying CLO fund in the tax period reported on applicable tax statements. Distributions on mandatorily redeemable preferred stock are reported as interest expense under GAAP but are treated as either dividends or return-of-capital distributions for federal income tax purposes.
As of April 30, 2025, the estimated tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments based on known and estimated GAAP-tax basis differences were as follows:

Tax-basis amortized cost of investments	$298,483,321
Tax-basis gross unrealized appreciation on investments	8,052,568
Tax-basis gross unrealized depreciation on investments	(54,291,818)
Tax-basis net unrealized depreciation on investments	(46,239,250)
Fair value of investments	$252,244,071

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

The Company distributed $19,421,400 for the six months ended April 30, 2025, consisting of common stock distributions of $16,364,297 and the cash portion of mandatorily redeemable preferred stock interest of $3,057,103, which is considered a distribution for federal income tax purposes. The final tax character of distributions will not be determined until the end of the calendar year and the tax character of all distributions will be reported to stockholders on Form 1099-DIV, if required, after the end of each calendar year. Distributions declared prior to December 31st and paid on or prior to January 31st of the following year, are generally included in such tax reporting to the recipient in the year declared.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

Note 8. Financial Highlights
The following is a schedule of financial highlights for the periods indicated:

	Six Months Ended April 30, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Period from October 10 (commencement) through October 31, 2018
(per share data)
Net asset value per share at beginning of period	$7.18	$7.55	$9.98	$14.00	$11.58	$14.98	$20.11	$20.00
Income (loss) from investment operations:
Net investment income(1)	0.44	1.04	1.46	1.58	1.22	1.58	1.66	0.08
Loss on redemption of preferred stock(1)	—	—	—	(0.05)	—	—	—	—
Net realized loss on investments(1)	(0.04)	(0.85)	—	—	—	—	—	—
Net unrealized gain (loss) on investments(1)	(0.77)	0.71	(1.62)	(3.18)	2.59	(2.71)	(4.69)	0.03
Total income (loss) from investment operations	(0.37)	0.90	(0.16)	(1.65)	3.81	(1.13)	(3.03)	0.11
Distributions:
Common stock distributions from net investment income(2)	(0.59)	(1.26)	(1.88)	(2.20)	(0.16)	(1.19)	—	—
Common stock distributions from tax return of capital(2)	(0.10)	—	(0.32)	—	(1.98)	(0.88)	(2.12)	—
Total distributions	(0.69)	(1.26)	(2.20)	(2.20)	(2.14)	(2.07)	(2.12)	—
Issuance of common stock(3)	0.05	(0.01)	(0.07)	(0.17)	0.75	(0.20)	0.02	—
Net asset value per share at end of period	$6.17	$7.18	$7.55	$9.98	$14.00	$11.58	$14.98	$20.11
Per share market value at end of period	$6.67	$7.07	$6.18	$9.55	$13.60	$9.83	$16.91	$18.78
Total return based on market value(4)	4.76%	37.82%	(16.43)%	(13.64)%	60.70%	(29.07)%	1.84%	(6.10)%
Total return based on net asset value(5)	(4.57)%	14.57%	(2.30)%	(12.33)%	40.43%	(5.68)%	(15.75)%	0.55%
Shares outstanding at end of period	25,966,491	20,701,251	15,917,015	9,442,550	7,719,307	3,580,663	3,061,858	2,505,000
Weighted average shares outstanding	23,568,187	16,694,376	11,416,615	8,238,545	5,329,914	3,237,905	2,601,037	2,505,000
Ratio/Supplemental Data
Net asset value at end of period	$160,302,793	$148,606,804	$120,188,987	$94,210,001	$108,100,995	$41,475,608	$45,855,308	$50,386,507
Ratio of total operating expenses to average net assets(6)(7)(8)	12.43%	12.20%	13.12%	13.02%	12.10%	13.65%	9.41%	4.42%
Ratio of net investment income to average net assets(7)(9)(10)	12.86%	14.08%	15.52%	12.90%	8.70%	11.70%	9.00%	7.17%
Portfolio turnover rate(11)	21.84%	56.64%	30.90%	33.80%	51.00%	8.60%	28.80%	5.10%
Asset coverage of preferred stock(12)	238.31%	263.48%	287.80%	247.20%	314.84%	294.57%	315.12%	N/A

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

(1)Calculated on the average share method.
(2)The estimated character of common stock distributions is based on estimated taxable income as of each reporting date. The final tax character of the Company’s earnings cannot be determined until the end of the calendar year and may vary from the estimates as set forth in the statements of changes in net assets and disclosed above and in Note 9. Each common stockholder, if required, will receive a Form 1099-DIV following the end of each calendar year, which will reflect the actual amounts of taxable ordinary income, capital gain and return of capital paid by the Company. The figures above have not been adjusted to reflect the final tax character of any particular period, as applicable.
(3)The issuance of common stock on a per share basis reflects the incremental net asset value change as a result of the issuance of shares of common stock under the At-the-Market Offering pursuant to the Equity Distribution Agreement (as defined below), the issuance of shares of common stock in the Company’s August 2019 rights offering, the issuance of shares of common stock in the Company’s March 2021 public offering, the issuance of shares of common stock related to common stock distributions and satisfying the Company’s DRIP obligation, the anti-dilutive (dilutive) impact from changes in weighted-average shares outstanding during the period, and the difference between the per share amount distributed to common stockholders of record and the per share amount distributed based on the weighted-average shares of common stock outstanding during the applicable period.
(4)Total return based on market value is calculated assuming shares of common stock were purchased at the market price at the beginning of the period, distributions were reinvested at a price obtained in the Company’s dividend reinvestment plan, and shares were sold at the closing market price on the last day of the period. Total return is not annualized for a period of less than one year.
(5)Total return based on net asset value is calculated assuming shares of common stock were purchased at the net asset value at the beginning of the period, distributions were reinvested at a price obtained in the Company’s dividend reinvestment plan, and shares were sold at the ending net asset value on the last day of the period. Total return is not annualized for a period of less than one year.
(6)Ratio of total expenses before management fee waiver to average net assets was 9.87% and 6.17% for the year ended October 31, 2019 and period ended October 31, 2018, respectively.
(7)Annualized for periods less than one year.
(8)Ratio of total expenses (before the one-time adjustment to reflect shares issued by the Company during the fiscal year ended October 31, 2021) to average net assets was 12.83% and 12.36% for the year ended October 31, 2022 and 2021, respectively.
(9)Ratio of net investment income before management fee waiver to average net assets was 8.54% and 5.42% for the year ended October 31, 2019 and period ended October 31, 2018, respectively.
(10)Ratio of net investment income (before the one-time adjustment to reflect shares issued by the Company during the fiscal year ended October 31, 2021) to average net assets was 13.09% and 8.95% for the year ended October 31, 2022 and 2021, respectively.
(11)Portfolio turnover rate is calculated using the lesser of period-to-date sales, repayments and distributions from portfolio investments or period-to-date purchases over the average of total investments at fair value.
(12)Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including preferred stock, provided that the Company maintains an asset coverage of at least 200%. Asset coverage is calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

Note 9. Capital Transactions
At-the-Market Program
On January 24, 2020, the Company entered into an equity distribution agreement by and among the Company, OFS Advisor, and OFS Services, on the one hand, and Ladenburg Thalmann & Co. Inc., as a placement agent, on the other hand, as amended (the “Equity Distribution Agreement”), relating to the sale of shares in an offering of its common stock (the “At-the-Market Offering”). The Equity Distribution Agreement initially provided that the Company may offer and sell shares of its common stock in the At-the-Market Offering having an aggregate offering price of up to $25.0 million. From time to time, the Equity Distribution Agreement has been amended to increase the amount of common stock that the Company may offer.
On June 12, 2024, the Equity Distribution Agreement was amended to, among other things: (i) add Lucid Capital Markets, LLC as an additional placement agent; and (ii) increase the amount of common stock that the Company may offer to sell pursuant to such agreement up to an aggregate offering price of $150.0 million.
On March 14, 2025, the Equity Distribution Agreement was amended to increase the amount of common stock that the Company may offer to sell pursuant to such agreement by $50.0 million, up to an aggregate offering price of $200.0 million (which amount includes all of the shares previously sold pursuant to the Equity Distribution Agreement to date).
For the six months ended April 30, 2025, the Company sold 4,908,800 shares of its common stock in the At-the-Market Offering for net proceeds of $34,512,261, after deducting commissions and fees of $312,977 and offering costs of $77,547.
As of April 30, 2025, the Company may issue additional shares in the At-the-Market Offering of approximately $59.9 million.
Common Stock Distributions
The following table summarizes distributions paid on common shares for the six months ended April 30, 2025:

Record Date	Payment Date	Distribution Per Share	Total Distribution	Cash Distribution	Value of DRIP Shares Issued	DRIP Shares Issued	DRIP Share Issuance Price(1)
November 19, 2024	November 29, 2024	$0.115	$2,481,203	$2,124,903	$356,300	51,803	$6.8780
December 20, 2024	December 31, 2024	0.115	2,523,055	2,157,049	366,006	54,188	6.7545
January 21, 2025	January 31, 2025	0.115	2,631,215	2,251,338	379,877	56,005	6.7830
February 18, 2025	February 28, 2025	0.115	2,805,119	2,377,378	427,741	63,506	6.7355
March 21, 2025	March 31, 2025	0.115	2,957,862	2,554,415	403,447	69,393	5.8140
April 18, 2025	April 30, 2025	0.115	2,965,843	2,575,864	389,979	61,545	6.3365
		$0.690	$16,364,297	$14,040,947	$2,323,350	356,440	$6.5182	(2)
(1) DRIP shares are issued at 95% of the closing market price on the applicable payment date. Such amounts could be below then current NAV, and if so, would be dilutive to non-participating stockholders.
(2) Represents the weighted-average issuance price of DRIP shares during the six months ended April 30, 2025.
During the six months ended April 30, 2025, the Company distributed $16,364,297, or $0.69 per common share. The estimated tax character of distributions paid for the six months ended April 30, 2025, represents $0.59 from ordinary income and $0.10 from tax return of capital. These amounts and sources of distributions reported are not being provided for U.S. tax reporting purposes as the fiscal period does not correspond to the required tax reporting period. The tax attributes of distributions are determined annually as of the end of each calendar year based, in part, on the taxable income for the fiscal year, estimated taxable income subsequent to the fiscal year end, and distributions paid. The estimated tax character of each distribution paid is reported to stockholders, if required, on Form 1099-DIV following the close of the calendar year. The final tax character of the Company’s earnings cannot be determined until tax returns are prepared after the end of the fiscal year. The information provided is based on available estimates, and may differ from amounts reported on Form 1099-DIV and as finally determined on the Company’s tax return, when filed.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

On April 3, 2025, the Board declared the following cash distributions on common shares for each of the three months in the quarter ending July 31, 2025:

Month	Record Date	Payment Date	Cash Distribution Per Share
May 2025	May 20, 2025	May 30, 2025	$0.115
June 2025	June 20, 2025	June 30, 2025	$0.115
July 2025	July 21, 2025	July 31, 2025	$0.115
Dividend Reinvestment Program
The Company adopted a dividend reinvestment plan, as amended, that provides for reinvestment of its common stock distributions on behalf of the common stockholders (the “Amended DRIP”), unless a common stockholder elects to receive cash.
For stockholders participating in the Amended DRIP, the number of shares to be issued to a stockholder in connection with any distribution will be determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety five percent (95%) of the market price per share of common stock at the close of regular trading on The Nasdaq Capital Market on the valuation date (i.e., the payment date) fixed by the Board for such distribution.
Note 10. Principal Risks
The following list is not intended to be a comprehensive list of all principal risks associated with the Company. See “Summary of Risk Factors” for additional risks associated with the Company.
Fair Valuation of Our Portfolio Investments. Typically, there will not be a public market, or readily available market quotations, for the type of investments in which the Company invests. As a result, the Company will value these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Company’s determination of the fair value of its investments, requiring significant management judgment and estimation, has a material impact on its net earnings through the recording of unrealized appreciation or depreciation of investments and may cause its NAV on a given date to materially understate or overstate the value that the Company may ultimately realize on one or more of its investments.
Accretable Yield Estimates of Our CLO Equity Investments. CLO equity securities do not carry a stated coupon and rely on residual cash flows after the payment of debt costs and fund expenses of the CLO. Interest income from investments in CLO equity securities is recognized on the basis of the estimated effective yield to expected redemption utilizing assumed cash flows. The estimated effective yield on our CLO equity investments requires significant management judgment and estimation. Interest income recognized on CLO investments is not contractually due to the Company and may not ultimately be realized in actual cash returns. The ultimate returns of CLO equity securities may be highly dependent on terminal liquidating payments many years after the initial investment period and, accordingly, actual returns cannot be known until the investment is sold or finally liquidates.
Key Personnel Risk. The Company is dependent upon the key personnel of OFS Advisor for its future success.
Conflicts of Interest Risk. The Company’s executive officers and directors, and OFS Advisor and its officers and employees, including the senior investment team, have several conflicts of interest as a result of the other activities in which they engage.
Incentive Fee Risk. The Company’s incentive fee structure may incentivize OFS Advisor to pursue investments on its behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement and to use leverage in a manner that adversely impacts the Company’s performance.
Tax Risks. If the Company fails to qualify for tax treatment as a RIC under the Code for any reason or becomes subject to U.S. federal income tax, the resulting U.S. federal income tax, imposed at corporate rates, could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions.
Distributions and Dividend Risk. The Company may reduce, defer or eliminate its distributions and choose to incur U.S. federal excise tax in order to preserve cash and maintain flexibility.
Stock Dividend Risk. In the past, the Company has historically declared, and may in the future declare, taxable dividends that are payable to its stockholders in cash or in shares of its common stock at the election of stockholders subject to a limitation on the total amount of cash that may be distributed. In addition, if a significant number of the Company’s stockholders determine to sell shares of its stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of the Company’s stock.
Market Risks. The economic disruption and downturn in the capital markets and the credit markets resulting from interest rate and inflation rate changes, the ongoing war between Russia and Ukraine, the agenda of the new U.S. Presidential

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

administration, including the impact of tariff enactment and tax reductions, trade disputes with other countries, instability in the U.S. and international banking systems, the risk of recession or a shutdown of U.S. government services may impair the Company’s ability to raise capital, the availability of suitable investment opportunities for the Company and may negatively affect its business.
Events Outside of the Company’s Control. Events outside of the Company’s control, including public health crises, interest rate and inflation rate changes and significant market volatility, have negatively affected, and could continue to negatively affect, its CLO investments and its results of operations.
Non-Diversification Risk. The Company is a non-diversified investment company under the 1940 Act and may hold a narrower range of investments than a diversified fund under the 1940 Act. The Company may also be concentrated in investments issued by a certain collateral managers, which may heighten cross-collateralization risks.
Leverage Risk. The use of leverage, whether directly or indirectly, through investments such as CLO equity or subordinated debt securities may magnify the Company’s risk of loss. CLOs are typically highly leveraged vehicles (typically 9 – 13 times), and therefore the CLO equity and subordinated debt securities in which the Company invests or intends to invest are subject to a higher risk of loss since the use of leverage magnifies losses. Additionally, CLO equity investments are the first-loss positions in these structures.
Risks of Investing in CLOs and Other Structured Finance Securities. CLO and structured finance securities present risks similar to other credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are typically governed by a complex series of legal documents and contracts, which increases the possibility of disputes over the interpretation and enforceability of such documents. For example, some documents governing the loans underlying our CLO investments may allow for “priming transactions,” in connection with which majority lenders or debtors can amend loan documents to the detriment of other lenders, amend loan documents in order to move collateral, or amend documents in order to facilitate capital outflow to other parties/subsidiaries in a capital structure, any of which may adversely affect the rights and security priority of the CLOs in which the Company is invested. In addition, a collateral manager or trustee of a CLO may not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also leveraged vehicles and are subject to leverage risk.
Risks of Investing in the Subordinated or Equity Tranche of CLOs. The Company may invest in the subordinated notes that comprise a CLO’s equity tranche, which are junior in priority of payment and are subject to certain payment restrictions generally set forth in an indenture governing the notes. In addition, CLO equity and subordinated notes generally do not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the notes. The subordinated notes are not guaranteed by another party. Subordinated notes are subject to greater risk than the secured notes issued by the CLO. CLOs are typically highly levered, typically utilizing 9 – 13 times leverage, and therefore the CLO equity and subordinated debt securities in which the Company invests or intends to invest are subject to a higher risk of loss. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet the Company’s expectations.
First Loss Risk of CLO Equity and Subordinated Securities. CLO equity and subordinated debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. If a CLO breaches a covenant, excess cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a partial or total loss of their investment. For this reason, CLO equity investors are often referred to as being in a first loss position. CLO equity and subordinated debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. Though not exclusively, the Company will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested.
CLO Rating Downgrade Risk. Ratings agencies have undergone, and may in the future undergo, reviews of CLO tranches and their broadly syndicated loans due to disruptions on the economic market. Such reviews have, in some cases, resulted in downgrades of broadly syndicated loans. Downgrades by rating agencies of broadly syndicated loans could adversely impact the financial performance of the CLO vehicles in which the Company has invested and their ability to pay equity distributions to the Company in the future.
High Yield Investment Risks. The CLO equity and subordinated debt securities that the Company will acquire are typically unrated or rated below investment grade and are therefore considered “high yield” or “junk” securities and are considered speculative with respect to timely payment of distributions or interest and reinvestment or repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically high yield investments that are below investment grade. Investing in CLO equity and subordinated debt securities and other high yield investments involves greater

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance. High-yield investments, including collateral held by CLOs in which the Company invests, generally have limited liquidity. As a result, prices of high-yield investments have at times experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities) decide to sell. In addition, the Company (or the CLOs in which it invests) may have difficulty disposing of certain high-yield investments because there may be a thin trading market for such securities.
Limited Investment Opportunities Risk. The market for CLO securities is more limited than the market for other credit related investments. Sufficient investment opportunities for the Company’s capital may not be available.
Interest Rate Risk. The price of certain of the Company’s investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors, and may in turn adversely affect the Company’s cash flows and results of operations. In addition, changes in interest rate spreads can have a material impact the Company’s investment income, cost of funding and the valuation of its investment portfolio.
Credit Risk. If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, NAV and/or market price may be adversely impacted.
Prepayment Risk. The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which it invests are subject to prepayment risk. The Company’s investment performance will be adversely impacted if the Company, or a CLO collateral manager of a CLO in which the Company invests, is unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid or in a short time period following prepayment.
Liquidity Risks. To the extent the Company invests in illiquid instruments, it may not be able to sell such investments at prices that reflect its assessment of their fair value or the amount paid for such investments by it. Specifically, the subordinated or equity tranche CLO securities the Company intends to acquire are illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for subordinated notes. At times, there may be no market for subordinated notes, and the Company may not be able to sell or otherwise transfer subordinated notes at their fair value, or at all, in the event that it determines to sell them.
Counterparty Risks. The Company may be exposed to counterparty risk, which could make it difficult for it or the CLOs in which it invests to collect on obligations, thereby resulting in potentially significant losses.
Loan Accumulation Facilities Risk. Investments in loan accumulation facilities, which acquire loans on an interim basis that are expected to form part of a CLO, may expose the Company to market, credit and leverage risks. In particular, in the event a planned CLO is not consummated, or the loans held in a loan accumulation facility are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses and other risks. Investments in Loan Accumulation Facilities face other risks similar to CLO equity investments.
Currency Risk. Although the Company intends to primarily make investments denominated in U.S. dollars, it may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar.
Risks Related to an Investment in Our Securities. The following are risks related to investments in the Company’s securities:
•Shares of closed-end management investment companies, including the Company, have in the past frequently traded at discounts to their net asset values and have traded at or near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. The Company cannot assure that the market price of shares of its common stock will not decline below its net asset value per share.
•The Company’s common stock price may be volatile and may decrease substantially.
•Any amounts that the Company uses to service its preferred dividends, or that it uses to redeem its preferred stock, will not be available for distributions to its common stockholders.
•The Company’s common stock is subject to a risk of subordination relative to holders of its debt instruments and holders of its preferred stock.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

•Holders of the Company’s preferred stock have the right to elect two members of the Company’s Board and class voting rights on certain matters.
Note 11. Subsequent Events
For the period from May 1, 2025 to June 4, 2025, the Company sold 1,114,458 shares of its common stock pursuant to the At-the-Market Offering for total net proceeds of $7,340,203, after deducting commissions and fees of $76,540.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

SUPPLEMENTAL INFORMATION
Senior Securities Tables
Information about the Company’s senior securities is shown in the following table as of and for the dates noted.

Class and Year	Total Amount Outstanding(1)	Asset Coverage Per $1,000(2)	Asset Coverage Per Unit(3)	Involuntary Liquidation Preference Per Unit(4)	Average Market Value Per Unit(5)
6.875% Series A Term Preferred Stock(6)
October 31, 2022	$—	$—	$—	$—	N/A
October 31, 2021	21,316,500	3,148	78.71	25.00	$25.15
October 31, 2020	21,316,500	2,946	73.64	25.00	23.72
October 31, 2019	21,316,500	3,151	78.78	25.00	25.46

6.60% Series B Term Preferred Stock(7)
October 31, 2024	—	—	—	—	N/A
October 31, 2023	3,000,000	2,878	71.95	25.00	N/A
October 31, 2022	3,000,000	2,472	61.80	25.00	N/A
October 31, 2021	3,000,000	3,148	78.71	25.00	N/A

6.125% Series C Term Preferred Stock
April 30, 2025 (unaudited)	23,000,000	2,383	59.58	25.00	24.70
October 31, 2024	23,000,000	2,635	65.87	25.00	24.06
October 31, 2023	23,000,000	2,878	71.95	25.00	23.29
October 31, 2022	23,000,000	2,472	61.80	25.00	24.79
October 31, 2021	23,000,000	3,148	78.71	25.00	25.22

6.00% Series D Term Preferred Stock
April 30, 2025 (unaudited)	3,000,000	2,383	59.58	25.00	N/A
October 31, 2024	3,000,000	2,635	65.87	25.00	N/A
October 31, 2023	3,000,000	2,878	71.95	25.00	N/A
October 31, 2022	3,000,000	2,472	61.80	25.00	N/A
October 31, 2021	3,000,000	3,148	78.71	25.00	N/A

5.25% Series E Term Preferred Stock
April 30, 2025 (unaudited)	35,000,000	2,383	59.58	25.00	23.83
October 31, 2024	35,000,000	2,635	65.87	25.00	22.98
October 31, 2023	35,000,000	2,878	71.95	25.00	22.38
October 31, 2022	35,000,000	2,472	61.80	25.00	23.99

7.875% Series F Term Preferred Stock
April 30, 2025 (unaudited)	29,900,000	2,383	59.58	25.00	24.88
October 31, 2024	29,900,000	2,635	65.87	25.00	24.94

8.00% Series G Term Preferred Stock
April 30, 2025 (unaudited)	25,000,000	2,383	59.58	25.00	N/A
(1) Total amount of each class of senior securities outstanding at the end of the period presented.
(2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the total assets, less all liabilities and indebtedness not represented by senior securities, divided by the aggregate amount of outstanding senior

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2025

securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per $1,000.”
(3) The Asset Coverage Per Unit is expressed in terms of a ratio per share of the aggregate amount of outstanding senior securities. When expressing in terms of dollar amounts per share, the asset coverage ratio is multiplied by the involuntary liquidation preference per unit of $25.
(4) The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(5) Average market value per unit for the Series C Term Preferred Stock, Series E Term Preferred Stock and Series F Term Preferred Stock represent the average of the daily closing prices as reported on The Nasdaq Capital Market during the period presented. Not applicable to the Series A Term Preferred Stock, Series B Term Preferred Stock, Series D Term Preferred Stock and Series G Term Preferred Stock because these senior securities are not registered for public trading or are fully redeemed.
(6) On December 10, 2021, all outstanding shares of the Series A Term Preferred Stock were redeemed at 100% of their principal amount ($25 per share), plus the accrued and unpaid dividends through December 9, 2021. The total amount of the redemption, plus accrued dividends, was $21,353,138.
(7) On November 19, 2023, all outstanding shares of the Series B Term Preferred Stock were redeemed at 100% of their principal amount ($25 per share), plus accrued and unpaid dividends through November 18, 2023. The total amount of the redemption, plus accrued dividends, was $3,009,900.

SUMMARY RISK FACTORS
The risk factors described below are a summary of the principal risk factors associated with an investment in the Company. These are not the only risks we face. You should carefully consider these risk factors, together with the risk factors set forth in our prospectus, as supplemented from time to time, and the other reports and documents filed by us with the SEC. Specifically, see “Risk Factors” in our prospectus filed with the SEC on May 24, 2024 (the “Base Prospectus”).
Risks Related to Our Business and Structure
•Our investment portfolio is recorded at fair value and OFS Advisor, our “valuation designee,” determines the fair value of our investments in good faith pursuant to Rule 2a-5 under the 1940 Act. As a result, there will be uncertainty as to the value of our portfolio investments, and the participation of OFS Advisor’s professionals in our valuation process could result in a conflict of interest.
•Our financial condition and results of operations depend on OFS Advisor’s ability to effectively manage and deploy capital.
•We are dependent upon OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFSAM and its affiliates.
•OFS Advisor and OFS Services each has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
•Our success will depend on the ability of OFS Advisor to attract and retain qualified personnel in a competitive environment.
•Our incentive fee structure may incentivize OFS Advisor to make certain investments, including speculative investments, use leverage when it may be unwise to do so, refrain from de-levering when it would otherwise be appropriate to do so, or include optimistic assumptions in the determination of net investment income.
•We may be obligated to pay OFS Advisor incentive compensation even if we incur a loss.
•We may pay an incentive fee on income we do not receive in cash.
•OFS Advisor’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify OFS Advisor against certain liabilities, which may lead OFS Advisor to act in a riskier manner on our behalf than it would when acting for its own account.
•The Investment Advisory Agreement and the Administration Agreement were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.
•Our Board may change our operating policies and strategies without stockholder approval, the effects of which may be adverse.
•We will be subject to U.S. federal income tax at corporate rates if we are unable to maintain our tax treatment as a RIC.
•There is a risk that holders of our equity securities may not receive distributions or that our distributions may not grow or may be reduced over time.
•We may choose to pay distributions in our own common stock, in which case, our stockholders may be required to pay U.S. federal income tax in excess of the cash distributions they receive.
•We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
•Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance our growth and such capital may not be available on favorable terms or at all.
•Events outside of our control, including public health crises, interest rate and inflation rate changes and significant market volatility, have negatively affected, and could continue to negatively affect, our CLO investments and our results of operations.
•Global economic, political and market conditions may adversely affect our business, ability to secure debt financing, results of operations and financial condition, including our revenue growth and profitability.
•Adverse developments in the credit markets may impair our ability to secure debt financing.
•Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.
•We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.
•We may enter into reverse repurchase agreements, which are another form of leverage.
•Provisions of the Delaware General Corporation Law and our Amended and Restated Certificate of Incorporation and Bylaws could deter takeover attempts and have an adverse effect on the price of our securities.
•Increased geopolitical unrest, terrorist attacks, acts of war, global health emergencies or natural disasters may impact the businesses in which we invest and harm our business, operating results and financial condition.
•The impact of legal, tax and regulatory changes in the United States is uncertain and may directly affect financial institutions and the global economy.
•Our cash and cash equivalents could be adversely affected if the financial institutions in which we hold our cash and cash equivalents fail.

•Global climate change may impact the businesses in which we invest and harm our business, operating results and financial condition.
Risks Related to Our Investments
•Investing in senior secured loans indirectly through CLO securities involves particular risks.
•Our investments in CLO securities and other structured finance securities involve certain risks.
•Our investments in subordinated or equity CLO securities are more likely to suffer a loss of all or a portion of their value in the event of a default.
•Our portfolio of investments may lack diversification among CLO securities or underlying obligors, which may subject us to a risk of significant loss if one or more of these CLO securities experience a high level of defaults on collateral.
•Our portfolio is focused on CLO securities, and the CLO securities in which we invest may hold loans that are concentrated in a limited number of industries.
•Failure by a CLO in which we are invested to satisfy certain tests will harm our operating results.
•Our investments in CLO securities may be less transparent to us and our stockholders than direct investments in the collateral.
•CLO investments involve complex documentation and accounting considerations, and as a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.
•The application of the risk retention rules to CLOs under Section 941 of the Dodd-Frank Act and other similar European Union and United Kingdom laws may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.
•Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.
•If a CLO in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.
•Increased competition in the market or a decrease in new CLO issuances may result in increased price volatility or a shortage of investment opportunities.
•We and our investments are subject to interest rate risk.
•The lack of liquidity in our investments may adversely affect our business.
•We are subject to risks associated with defaults on an underlying asset held by a CLO.
•We are subject to risks associated with Loan Accumulation Facilities.
•We are subject to risks associated with the bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO in which we invest.
•We may be exposed to risks if we invest in the securities of new issuers.
•We and our investments may be subject to currency risk.
•We and our investments are subject to risks associated with non-U.S. investing.
•Any unrealized depreciation we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.
•A portion of our income and fees may not be qualifying income for purposes of the income source requirement.
•Downgrades by rating agencies of broadly syndicated loans could adversely impact the financial performance of the CLO vehicles in which we have invested and their ability to pay equity distributions to the Company in the future.
Risks Related to an Investment in Our Securities
•Our shares of common stock have traded at a discount from NAV and our Series C Term Preferred Stock, Series E Term Preferred Stock and Series F Term Preferred Stock may not trade at favorable prices.
•The market price of our common stock may fluctuate and decrease significantly.
•We cannot assure you that we will be able to successfully deploy the proceeds of any offering conducted pursuant to a prospectus within the timeframe we have contemplated.
•If we issue additional preferred stock, the NAV and market value of our common stock will likely become more volatile.
•Any amounts that we use to service our indebtedness or preferred dividends, or that we use to redeem our preferred stock, will not be available for distributions to our common stockholders.
•Our common stock is subject to a risk of subordination relative to holders of our debt instruments and holders of our preferred stock.
•Holders of any preferred stock we might issue would have the right to elect members of our Board and class voting rights on certain matters.
•You may not receive distributions or our distributions may decline or may not grow over time.

The risk factor entitled “We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.” in the Base Prospectus is replaced in its entirety as follows:
We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.
We may incur, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, preferred stock and other structures and instruments, in significant amounts and on terms that OFS Advisor and our Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such borrowings do not include embedded or inherent leverage in the CLO structures in which we intend to invest or in derivative instruments in which we may invest. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Any such leverage we incur may be secured and/or unsecured and senior and/or subordinated. Moreover, CLOs by their very nature are leveraged vehicles. Accordingly, there may be a layering of leverage in our overall structure.
Leverage creates risks which may adversely affect the return for the holders of shares of our common stock, including:
•The likelihood of greater volatility of NAV and market price of shares of our common stock;
•Fluctuations in the interest rates on borrowings and short-term debt;
•Increased operating costs, which may reduce our total return to the holders of shares of our common stock;
•The fees and expenses attributed to leverage, including all offering and operating expenses relating to any preferred stock, will be borne by holders of shares of our common stock; and
•The potential for a decline in the value of an investment acquired through leverage while our obligations under such leverage remain fixed.
The more leverage is employed, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on shares of our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.
As a registered closed-end management investment company, we are generally required to meet certain asset coverage ratios, defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage ratio of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including our Series C Term Preferred Stock, Series D Term Preferred Stock, Series E Term Preferred Stock , Series F Preferred Stock and Series G Preferred Stock), we are required to have an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. As of April 30, 2025, we had $23.0 million of the Series C Term Preferred Stock principal outstanding with a preferred distribution rate equal to 6.125% per annum issued in April 2021, $3.0 million of the Series D Term Preferred Stock principal outstanding with a preferred distribution rate equal to 6.00% per annum issued in June 2021, $35.0 million of the Series E Term Preferred Stock principal outstanding with a preferred distribution rate equal to 5.25% per annum issued in December 2021, $29.9 million of the Series F Term Preferred Stock principal outstanding with a preferred distribution rate equal to 7.875% per annum issued in October 2024, and $25.0 million of the Series G Term Preferred Stock principal outstanding with a preferred distribution rate equal to 8.00% per annum issued in April 2025.
If our asset coverage ratio declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we would not be able to make certain distributions or pay dividends. The amount of leverage that we employ will depend on OFS Advisor’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.
In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

The risk factor entitled “Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. Raising debt capital may expose us to risks, including the typical risks associated with leverage.” in the Base Prospectus is replaced in its entirety as follows:
Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. Raising debt capital may expose us to risks, including the typical risks associated with leverage.
We may in the future issue debt securities or additional preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities provided we meet certain asset coverage ratios (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock under current law). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness (including by redeeming shares of our Series C Term Preferred Stock, our Series D Term Preferred Stock, our Series E Term Preferred Stock, our Series F Term Preferred Stock, our Series G Term Preferred Stock, or of a portion of any future series of preferred stock or notes that may be outstanding) at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders.
The risk factor entitled “Holders of any preferred stock we might issue would have the right to elect members of our Board and class voting rights on certain matters.” in the Base Prospectus is replaced in its entirety as follows:
Holders of any preferred stock we might issue would have the right to elect members of our Board and class voting rights on certain matters.
Except as otherwise provided in our Amended and Restated Articles of Incorporation, Certificate of Designation for the Series C Term Preferred Stock, the Certificate of Designation for the Series D Term Preferred Stock, the Certificate of Designation for the Series E Term Preferred Stock, the Certificate of Designation for the Series F Term Preferred Stock, the Certificate of Designation for the Series G Term Preferred Stock or as otherwise required by law, (1) each holder of our preferred stock is entitled to one vote for each share of preferred stock held by such holder on each matter submitted to a vote of our stockholders, and (2) the holders of all outstanding shares of preferred stock and shares of common stock will vote together as a single class; provided that holders of preferred stock, voting separately as a class, will elect two of our directors and will be entitled to elect a majority of our directors if we fail to pay dividends on any outstanding shares of preferred stock in an amount equal to two full years of dividends and continuing during that period until we correct that failure. Holders of shares of our preferred stock will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of shares of our preferred stock.
The risk factor entitled “Events outside of our control, including public health crises, interest rate and inflation rate changes and significant market volatility, have negatively affected, and could continue to negatively affect, our CLO investments and our results of operations.” in the Base Prospectus is replaced in its entirety as follows:
Events outside of our control, including public health crises, interest rate and inflation rate changes and significant market volatility, have negatively affected, and could continue to negatively affect, our CLO investments and our results of operations.
Periods of market volatility may continue to occur in response to changes in interest rates and inflation rates, public health crises, or other events outside of our control. These types of events will continue to lead to disruptions in local, regional, national and global markets and economies, may lead to a recession, and have adversely affected, and will continue to adversely affect, our operating results.
In the recent past, inflation rates, food and energy costs increased, reflecting labor market, supply chain and transportation disruptions. The tariffs imposed on imported goods by the U.S. presidential administration since February 2025 have heightened trade uncertainty and it is unclear whether further tariffs may be imposed or if other escalating actions may be taken in the future. In the fall of 2024, the U.S. Federal Reserve lowered interest rates several times, and although the U.S. Federal Reserve has signaled the potential for additional federal funds rate cuts, uncertainty remains regarding their timing and extent, including in response to federal policy.
Any of the foregoing factors, or other cascading effects of changing interest and inflation rates, will materially increase our costs, negatively impact our investment income and damage our results of operations and liquidity position, possibly to a significant degree. These impacts, the duration of which remains uncertain, have affected and will continue to adversely affect the Company’s operating results.

DIVIDEND REINVESTMENT PLAN
On June 1, 2023, the Board adopted an amended and restated dividend reinvestment plan that provides for reinvestment of our distributions and other distributions on behalf of our common stockholders (the “Amended DRIP”), unless a common stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, then our common stockholders who have not “opted out” of our Amended DRIP will have their cash distribution automatically reinvested in additional shares of common stock, rather than receiving the cash distribution.
No action is required on the part of a registered holder of common stock to have their cash distribution reinvested in shares of our common stock. A registered holder of common stock may elect to receive an entire distribution in cash by notifying Equiniti Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to holders of common stock. The plan administrator will set up an account for shares acquired through the Amended DRIP for each holder of common stock who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a holder of common stock participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares and a check for any fractional share.
Those common stockholders whose common shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
We primarily use newly issued shares of our common stock to implement the Amended DRIP, whether shares of our common stock are trading at a premium or at a discount to net asset value. However, we reserve the right to direct the plan administrator to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a holder of common stock is determined by dividing the total dollar amount of the distribution payable to such holder of common stock by ninety-five percent (95%) of the market price per share of common stock at the close of regular trading on The Nasdaq Capital Market on the valuation date fixed by the Board for such distribution (i.e., the payment date). Market price per share of common stock on that date will be the closing price for such shares on The Nasdaq Capital Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our holders of common stock have been tabulated.
There will be no brokerage charges or other charges to common stockholders who participate in the Amended DRIP. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the common shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per common share brokerage commission from the proceeds.
Holders of common stock who receive distributions in the form of stock are subject to the same U.S. federal tax consequences as are holders of common stock who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such holders of common stock will not receive cash with which to pay any applicable taxes on reinvested distributions. A holder of common stock’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the holder of common stock. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. holder of common stock’s account.
Participants may terminate their accounts under the Amended DRIP by notifying the plan administrator via its website at equiniti.com/us/ast-access, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator. Such termination will be effective immediately if the participant’s notice is received by the plan administrator not less than 10 days prior to any distribution record date; otherwise, such termination will be effective only with respect to any subsequent distribution. The Amended DRIP may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the Amended DRIP should be directed to the plan administrator by mail to Equiniti Trust Company, LLC, Attn: Data Entry, 55 Challenger Road, Floor 2, Ridgefield Park, NJ 07660, or by Equiniti’s EQ Shareholder Services Call Center at (800) 937-5449.
If a common stockholder withdraws or the plan is terminated, such common stockholder will receive the number of whole shares in their account under the plan and a cash payment for any fraction of a share in their account.
If a common stockholder holds shares with a brokerage firm that does not participate in the plan, such common stockholder will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
On June 5, 2025, our Board, including a majority of Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”), unanimously voted to approve the continuation of the Investment Advisory Agreement at a virtual meeting. In reliance upon certain relief granted by the SEC, our Board undertook to ratify the Investment Advisory Agreement at its next in-person meeting. In reaching a decision to approve the continuation of the Investment Advisory Agreement, the Board reviewed a significant amount of information, including reports prepared by third parties and the management of the Company, as well as information prepared by OFS Advisor in response to an information request sent by the Company on behalf of the Board. The Board engaged in a detailed discussion of the materials with OFS Advisor’s management and relevant third parties. The Board then considered and concluded, among other things:
•The nature, quality and extent of the advisory and other services to be provided to us by OFS Advisor, including the responses in a questionnaire regarding OFS Advisor’s investment process and OFS Advisor’s policies and guidelines currently in place to monitor and manage the risk and volatility associated with the Company’s portfolio, and the qualifications and abilities of the professional personnel of OFS Advisor and the compensation structure for such personnel, and concluded that such services are satisfactory;
•The investment performance of OFS Advisor, and concluded that the investment performance of OFS Advisor was satisfactory;
•Comparative data with respect to advisory fees or similar expenses paid by other management investment companies with similar investment objectives, and concluded that the total advisory fees paid by the Company to OFS Advisor were reasonable;
•Our projected operating expenses and expense ratio compared to management investment companies with similar investment objectives, and concluded that our projected operating expenses were reasonable;
•Any existing and potential sources of indirect income to OFS Advisor from their relationship with the Company and the profitability of that relationship, and concluded that OFS Advisor’s profitability was not excessive with respect to us;
•The services to be performed and the personnel performing such services under the Investment Advisory Agreement, and concluded that the services to be performed and the personnel performing such services were satisfactory;
•The organizational capability and financial condition of OFS Advisor and its affiliates, and concluded that the organizational capability and financial condition of OFS Advisor were satisfactory; and
•The possibility of obtaining similar services from other third-party service providers or through an internally managed structure, and concluded that our current externally managed structure with OFS Advisor as our investment advisor was satisfactory.
Based on the information reviewed and the discussions detailed above, the Board, including all of the Independent Directors, concluded that the fees payable to OFS Advisor pursuant to the Investment Advisory Agreement were reasonable, and comparable to the fees paid by other management investment companies with similar investment objectives, in relation to the services to be provided. The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.

Additional Information
Management
Our Board is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Pursuant to the Investment Advisory Agreement, our Board has appointed OFS Advisor as our investment adviser. Our prospectus includes additional information about our directors and is available without charge, upon request by calling (847) 734-2085, or on the SEC website at http://www.sec.gov.
The investment committees of OFS Advisor (the “Advisor Investment Committees”), which include the Structured Credit Investment Committee of OFS Advisor (the “Structured Credit Investment Committee”), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients that invest in CLO securities.
The purpose of the Structured Credit Investment Committee is to evaluate and approve our prospective investments, subject at all times to the oversight of our Board. The Structured Credit Investment Committee, which is comprised of Richard Ressler (Chairman), Bilal Rashid, Glen Ostrander and Kenneth A. Brown, is responsible for the evaluation and approval of all the investments made by us. The members of the senior investment team of OFS Advisor (the “Senior Investment Team”) are our portfolio managers who are primarily responsible for the day-to-day management of the portfolio. The Senior Investment Team is supported by a team of analysts and investment professionals.
Information regarding the Structured Credit Investment Committee is as follows:

Name(1)(2)	Age	Position
Richard Ressler	66	Chairman of the Structured Credit Investment Committee
Bilal Rashid(3)	54	President and Senior Managing Director of OFS Advisor
Glen Ostrander(3)	50	Managing Director of OFS Advisor
Kenneth A. Brown(3)	51	Managing Director of OFS Advisor
(1) The address for each member of the Structured Credit Investment Committee is c/o OFS Capital Management, LLC, 222 West Adams Street, Suite 1850, Chicago, IL 60606.
(2)    On January 28, 2025, Jeffrey A. Cerny notified our Board of his intention to retire and resign from his role as Chief Financial Officer and Treasurer and as a member of the Structured Credit Investment Committee. Mr. Cerny’s resignation was effective on March 31, 2025. The resignation was not in any way related to a disagreement with the Company on any matter relating to the Company’s operations, policies, practices or otherwise. Mr. Cerny will continue to serve as a member of the Board.
(3) Member of the Senior Investment Team.
The Board of Directors
We have three classes of directors, currently consisting of one Class I director, two Class II directors and two Class III directors. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually.
The Board currently consists of five members, Messrs. Rashid and Cerny, Catherine M. Fitta, Kathleen M. Griggs and Romita Shetty. The term of one class expires each year. The term of Mr. Rashid expires at the 2025 annual meeting, the terms of Ms. Shetty and Ms. Fitta expire at the 2026 annual meeting and the terms of Ms. Griggs and Mr. Cerny expire at the 2027 annual meeting. Mses. Shetty and Griggs also serve as preferred stock directors. Subsequently, each class of directors will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the directors for up to a two-year period.
The directors and our officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Independent Directors” consist of those directors who are not “interested persons,” as that term is defined under the 1940 Act, of the Company. Conversely, “Interested Director(s)” consist of those directors who are “interested persons” of the Company. Certain of our officers and directors also are officers or managers of OFS Advisor.

Information regarding our Board is as follows:

Name, Address(1) and Age	Position(s) Held with the Company, Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Independent Director
Kathleen M. Griggs (3)(4)(5)(6) Age: 70	Director since 2018; term expires 2027
Ms. Griggs has been a managing director of Griggs Consulting, LLC, a consulting and advisory firm, since 2014. Prior to that, Ms. Griggs served as the Chief Financial Officer of j2 Global, Inc. from 2007 to 2014. Ms. Griggs also previously served as a Director, Audit Committee Chair and Governance Committee member for Chad Therapeutics, Inc. from 2001 to 2009. Ms. Griggs received a Bachelor of Science degree in Business Administration from the University of Redlands and a Master of Business Administration from the University of Southern California in Los Angeles. Ms. Griggs's term as a Class III director will expire in 2027.

Ms. Griggs, the chair of our audit committee, brings to our Board years of accounting expertise. Her knowledge of accounting principles, financial reporting rules and regulations, the evaluation of financial results and the oversight of the financial reporting process makes her an asset to our Board.
			1	None
Independent Director
Catherine M. Fitta (3)(4)(5) Age: 54	Director since 2021; term expires 2026
Ms. Fitta currently serves as Principal of Burren Green, the management and technology consulting practice she founded in 2015. From 2012 to 2015, Ms. Fitta served as Global Head, Business Planning & Technology for Barclays Global Investment Banking Division. From 2008 to 2012, Ms. Fitta served as EMEA Head, Business Planning & Technology for Barclays Global Banking Division, leading key aspects of business and technology integration across EMEA and APAC following Lehman Brothers' bankruptcy and acquisition. Ms. Fitta also worked at Lehman Brothers from 2007 to 2008 as Deputy Global Head, Business Planning & Technology where she managed business and technical staff across various geographies and architected the division’s first IT Governance Council. During her tenure as Chief Integration Officer, Criminal Justice for the New York City’s Mayor’s Office from 2003 to 2007, she led strategic planning and execution for technology integration across 17 criminal justice agencies in New York City and New York State. From 2002 to 2003, Ms. Fitta also worked as a functional manager on engagements within the Public Sector & Health Care Practices at Deloitte Consulting. Since 2002, through various consulting, operating and governance-related roles across sectors and geographies, Ms. Fitta has spear-headed an array of programs that fueled strategic business transformations and addressed myriad compliance, audit, risk and regulatory matters. Ms. Fitta earned her Master of Business Administration from Columbia Business School and her Bachelor of Arts in the Classics cum laude from Harvard University. Ms. Fitta is NACD (National Association of Corporate Directors) Directorship Certified™. Ms. Fitta’s term as a Class II director will expire in 2026.

Ms. Fitta, the chair of our nominating and corporate governance committee, has vast management experience and expertise across various sectors and industries, including financial services, which qualifies her for service on our Board. Ms. Fitta is a strategist and results-oriented problem-solver whose understanding of operations, technology and risk management enhances the diverse skillset and composition of our Board.
			1	None

Name, Address(1) and Age	Position(s) Held with the Company, Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Independent Director
Romita Shetty (3)(4)(5)(6) Age: 59	Director since 2018; term expires 2026	Ms. Shetty is a partner of DA Management, an investment firm that invests across public and private markets (including venture capital) in both equity and debt and owns DA Capital, an investment advisor. Ms. Shetty has over 30 years of experience in fixed income and credit. At DA Management, she has focused on special situations, structured credit and private investments. She participates in portfolio company boards and management and leads The Shopping Lab, an innovative consumer and data business that includes the Grocery Buddy app. She has also served in a management capacity as President of DA Capital Asia Pte Ltd. From 2007-2008, she led the Global Special Opportunities group at Lehman Brothers, which invested proprietary capital. Prior to that, she co-led the North American structured equity and credit markets and the Global Alternative Investment product businesses at RBS from 2004 to 2006. Previously, Ms. Shetty worked at JP Morgan from 1997 to 2004 where she led their Global Structured Credit Derivatives as well as Financial Institutions Solutions and CDO businesses. She started her career at Standard & Poor’s in 1990 where she worked on a wide variety of credit ratings, including municipal bonds, financial institutions and asset-backed securities and managed a part of their ABS ratings business. Ms. Shetty holds a Bachelor of Arts (Honors) in History from St. Stephens College, India and a Master of International Affairs from Columbia University. Ms. Shetty also serves on the board of directors of OFS Capital. Ms. Shetty’s term as a Class II director will expire in 2026.

		Ms. Shetty, the chair of our compensation committee, has vast experience in fixed income and credit management and expertise in the Company’s investments qualifies her for service on our Board. Ms. Shetty’s background has enabled her to cultivate an enhanced understanding of operations and strategy with an added layer of risk management experience that is an important aspect of the composition of our Board.	2	OFS Capital, a business development company (“BDC”) managed by OFS Advisor

Name, Address(1) and Age	Position(s) Held with the Company, Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Interested Director
Bilal Rashid Age: 54	Director since 2017; term expires 2025; Chairman since 2018; and President and Chief Executive Officer since 2017
Mr. Rashid has served as our Chairman of the Board since 2018 and President and Chief Executive Officer since 2017. He is also Chairman of the board of directors, President and Chief Executive Officer of Hancock Park Corporate Income, Inc. (“Hancock Park”), Chairman of the board of directors and Chief Executive Officer of OFS Capital, a member of the board of trustees of CIM Real Assets & Credit Fund (“CIM RACR”), an affiliate of the Company which is sub-advised by OFS Advisor, President and a Senior Managing Director of Orchard First Source Capital, Inc. (“OFSC”) and OFS Advisor, President and Chief Executive Officer of Orchard First Source Asset Management Holdings, LLC (“OFSAM Holdings”), and a member of OFSAM Holdings’s executive committee. He also serves on various investment committees of OFS Advisor and its affiliates. Mr. Rashid has more than 25 years of experience in investment banking, debt capital markets and investing. Prior to joining OFSC in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University. Mr. Rashid’s term as a Class I director expires in 2025.
Through his years of work in investment banking and capital markets and in sourcing, leading and managing investments, Mr. Rashid has developed expertise and skills that are relevant to understanding the risks and opportunities that we face and which are critical to implementing our strategic goals and evaluating our operational performance.

			4	OFS Capital, a BDC managed by OFS Advisor, Hancock Park, another BDC managed by OFS Advisor and CIM RACR, a registered investment company sub-advised by OFS Advisor

Name, Address(1) and Age	Position(s) Held with the Company, Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Interested Director
Jeffrey A. Cerny Age: 62	Director since 2017
On January 28, 2025, Mr. Cerny notified the Board of his intention to retire and resign from his role as: (i) Chief Financial Officer and Treasurer of OFS Credit, Hancock Park and OFS Capital; (ii) Senior Managing Director and Chief Financial Officer of OFS Advisor and member of the various investment committees of OFS Advisor and its affiliates; (iii) Senior Managing Director, Chief Financial Officer and Treasurer of OFSC; (iv) Vice President and Chief Financial Officer of OFSAM Holdings and as a member of OFSAM Holdings’s executive committee; and (v) Vice President and Chief Financial Officer of Orchard First Source Asset Management, LLC (“OFSAM”). Mr. Cerny’s resignation was effective on March 31, 2025.
Prior to joining OFSC in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a Bachelor of Science in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a Juris Doctor from DePaul University’s School of Law. Mr. Cerny is NACD (National Association of Corporate Directors) Directorship Certified™ and has received a CERT Certificate in Cyber Oversight through the NACD’s Cyber Oversight Program. Mr. Cerny also serves on the board of directors of OFS Capital. Mr. Cerny’s term as a Class III director will expire in 2027.

Mr. Cerny brings to our Board extensive accounting and financial experience and expertise. He is also an experienced investor, including lending, structuring and workouts which makes him an asset to our Board. The breadth of his background and experience enables Mr. Cerny to provide unique insight into our strategic process and into the management of our investment portfolio.
			2	OFS Capital, a BDC managed by OFS Advisor
(1) The address of each director is 222 West Adams Street, Suite 1850, Chicago, IL 60606.
(2) The “Fund Complex” includes the Company, OFS Capital and Hancock Park, each of which is advised by OFS Advisor, and CIM RACR, which is sub-advised by OFS Advisor.
(3) Member of the Audit Committee.
(4) Member of the Compensation Committee.
(5) Member of the Nominating and Corporate Governance Committee.
(6) Preferred stock director.

Compensation of Directors
The following table sets forth the compensation paid to our directors for the six months ended April 30, 2025:

Name of Director	Fees Earned(2)	All Other Compensation	Total Compensation from OFS Credit	Total Compensation from Fund Complex
Independent Directors
Catherine M. Fitta	$42,500	$—	$42,500	$42,500
Kathleen M. Griggs	42,500	—	42,500	42,500
Romita Shetty(3)	42,500	—	42,500	92,500
Interested Directors
Bilal Rashid(1)	—	—	—	—
Jeffrey A. Cerny(1)	—	—	—	—
(1) No compensation is paid to directors who are “interested persons.”
(2) Each independent director is entitled to receive an annual cash retainer fee, determined based on the Company's net asset value as of the end of each fiscal quarter. The annual cash retainer is $50,000 for a net asset value of $125.0 million or less, and is $75,000 for a net asset value of more than $125.0 million. In the fourth fiscal quarter of 2024, the Company's net asset value exceeded $125.0 million, which resulted in an increase in the annual cash retainer from that of the prior quarter. In addition, independent directors will receive an annual fee of $10,000 for serving on one or more committees of the Board. We also reimburse our independent directors for reasonable out-of-pocket expenses incurred in attending our Board and committee meetings, which is not considered fees earned or compensation. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.
(3) Independent director of OFS Capital (Nasdaq: OFS), a BDC managed by OFS Advisor.

Director Ownership of Company Shares
The table below sets forth the dollar range of the value of shares of our common stock that are owned beneficially by each director as of April 30, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Director	Dollar Range of Equity Securities in the Company(1)
Independent Directors
Catherine M. Fitta	None
Kathleen M. Griggs	$10,001 – $50,000
Romita Shetty	None
Interested Directors
Bilal Rashid	Over $100,000(2)
Jeffrey A. Cerny	Over $100,000
(1) Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.
(2) Mr. Rashid beneficially owns securities of the Company through his indirect ownership of an affiliate of OFS Advisor. Mr. Rashid owns shares of the Company’s common stock directly and may be deemed to beneficially own the shares of the Company’s common stock that OFSAM Holdings owns.
Officers Who Are Not Directors
Information regarding the Company’s officers who are not directors is as follows:

Name	Age	Position
Kyle Spina(1)	38	Chief Financial Officer and Treasurer
Mukya S. Porter	50	Chief Compliance Officer
Tod K. Reichert	63	Corporate Secretary
(1) On January 28, 2025, Jeffrey A. Cerny notified the Board of his intention to retire and resign from his role as Chief Financial Officer and Treasurer of the Company, effective on March 31, 2025. The resignation was not in any way related to a disagreement with the Company on any matter relating to the Company’s operations, policies, practices or otherwise. On January 28, 2025, the Board voted to appoint Kyle Spina as Chief Financial Officer and Treasurer of the Company, effective as of March 31, 2025, to fill the vacancy created by the resignation of Mr. Cerny.

We do not pay any direct compensation to our officers who are not directors. We have entered into the Administration Agreement pursuant to which OFS Services, our administrator, performs, or arranges for the performance of, our required administrative services, among other things. Payment under the Administration Agreement is equal to an amount based upon our allocable portion (subject to the review and approval of the Board) of OFS Services’s overhead in performing its obligations under the Administration Agreement, including, but not limited to, rent, information technology services and our allocable portion of the cost of our officers who are not directors, and their respective staffs.
The following is information concerning the business experience of our officers.
Kyle Spina currently serves as the Chief Financial Officer and Treasurer of OFS Credit, Hancock Park and OFS Capital. Mr. Spina also serves as Director, Chief Financial Officer of OFS Advisor, the Chief Financial Officer and Treasurer of OFSC, and Vice President and Chief Financial Officer of OFSAM and OFSAM Holdings. Mr. Spina previously served as the Chief Accounting Officer of the Company from 2023 to 2025. Mr. Spina has more than 15 years of experience in public and private accounting. Prior to joining OFSC in April 2021, Mr. Spina held multiple controllership roles, serving as Assistant Controller of Credit Funds for Thoma Bravo, LP from 2020 to 2021 and Controller and Accounting Manager for Fidus Investment Corporation (Nasdaq: FDUS) and affiliates from 2016 to 2020. Mr. Spina began his career in public accounting from 2009 to 2016, including serving as an Audit Manager at BDO from 2014 to 2016, focusing on audits of public companies. Mr. Spina graduated from Purdue University with a Bachelor of Science degree in Accounting and Management and has been an active Certified Public Accountant since 2010.
Mukya S. Porter currently serves as the Chief Compliance Officer of OFS Credit, Hancock Park, OFS Capital, OFSC, OFSAM Holdings and OFS Advisor, in which capacity she oversees the compliance and risk management functions. Ms. Porter has approximately 20 years of experience advising investment advisers, broker-dealers and other financial institutions. Prior to joining OFSC, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management, an alternative investment adviser, from 2012 to 2016, where she was responsible for oversight of the firm’s code of ethics program and the day-to-day management of an affiliated limited-purpose broker-dealer. Prior to Oaktree, Ms. Porter held the position of Vice President and Senior Compliance Officer at Pacific Investment Management Company from 2010 to 2012 and prior to that, from 2004 to 2010, worked, first, as a Vice President in the Legal department at Morgan Stanley Global Wealth Management and, subsequently, as a Vice President of Compliance at Morgan Stanley Investment Management. Ms. Porter received a Bachelor of Science degree, magna cum laude, in Biology from Howard University in 1996 and a J.D. from the University of California, Berkeley School of Law in 2001.
Tod K. Reichert currently serves as the Corporate Secretary of OFS Credit, Hancock Park and OFS Capital, as General Counsel and Corporate Secretary of OFSAM Holdings and OFSAM, and as Managing Director, Chief Administrative Officer and General Counsel of OFS Advisor and OFSC, in which capacity he oversees the legal and operational functions of the firm. Mr. Reichert has over 25 years of experience as a strategic business partner, providing advice on general corporate governance and transactional matters, with a focus on securities laws, compliance, corporate finance, debt and equity investments, and mergers and acquisitions. Prior to joining OFSC, Mr. Reichert served as General Counsel, Chief Compliance Officer and Corporate Secretary of MCG Capital Corporation (Nasdaq: MCGC), managing the legal and compliance departments, overseeing complex litigation, and providing securities law, disclosure and transactional advice to the Board and senior management team, while serving as a member of the MCG credit committee and SBIC investment committee. Prior to joining MCG, Mr. Reichert worked as an attorney in private practice in New York, Princeton and Boston. Mr. Reichert received his J.D. from the Rutgers University School of Law - Newark and his BFA from the University of North Carolina. Mr. Reichert is NACD (National Association of Corporate Directors) Directorship Certified™ and has received a CERT Certificate in Cyber Oversight through the NACD’s Cyber Oversight Program.

Conflicts of Interest
Subject to certain 1940 Act restrictions on co-investments with affiliates, OFS Advisor will offer us the right to participate in investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. Such offers will be subject to the exception that, in accordance with OFS Advisor’s allocation policy, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate fairly and equitably over time with other entities managed by OFS Advisor and its affiliates.
To the extent that we compete with entities managed by OFS Advisor or any of its affiliates for a particular investment opportunity, OFS Advisor will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with: (i) its internal allocation policy; (ii) the requirements of the Investment Advisers Act of 1940, as amended; and (iii) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. OFS Advisor’s allocation policy is intended to ensure that we may generally share fairly and equitably with other investment funds or other investment vehicles managed by OFS Advisor or its affiliates in investment opportunities that OFS Advisor determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer that may be suitable for us and such other investment funds or other investment vehicles. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;
•the status of tax restrictions and tests and other regulatory restrictions and tests;
•risk and return portfolio of the investment vehicles;
•suitability/priority of a particular investment for the investment vehicles;
•if applicable, the targeted position size of the investment for the investment vehicles;
•level of available cash for investment with respect to the investment vehicles;
•total amount of funds committed to the investment vehicles; and
•the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on exemptive relief from the SEC that permits us to co-invest in portfolio companies with certain other funds managed by OFS Advisor and certain of its affiliates (“Affiliated Funds”) provided we comply with certain conditions (the “Order”), priority as to opportunities will generally be given to clients that are in their “ramp-up” period, or the period during which the account has yet to reach sufficient scale such that its investment income covers its operating expenses, over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In situations where co-investment with Affiliated Accounts (as defined below) is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.
Co-Investment With Affiliates. In certain instances, we may co-invest on a concurrent basis with other accounts managed by the Advisor or certain of its affiliates, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. On August 4, 2020, we received our current Order, which superseded a previous order that we received on October 12, 2016, and provides us with greater flexibility to enter into co-investment transactions with certain Affiliated Funds in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions. We are generally permitted to co-invest with Affiliated Funds if under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that: (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned; (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies; (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing; and (4) the proposed investment by us would not benefit OFS Advisor, the other Affiliated Funds that are participating in the investment, or any affiliated person of any of them (other than parties to the transaction), except to the extent permitted by the exemptive relief and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act.
In addition, we may file a new application for exemptive relief that, if granted, would supersede our existing Order and permit us to co-invest pursuant to a different set of conditions than those in our existing Order. However, if filed, there is no guarantee that such application will be granted.
The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, unless under the Order, we only expect to co-invest on a concurrent basis with certain funds advised by OFS Advisor when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and OFS Advisor’s allocation policy. If opportunities arise that would otherwise be appropriate for us and for another fund advised by OFS Advisor to invest in different securities of the same issuer, OFS Advisor will need to decide which fund will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by OFS Advisor has previously invested.
Conflicts Related to Purchases and Sales. Conflicts may arise when we make an investment in conjunction with an investment being made by another account managed by OFS Advisor or an affiliate of OFS Advisor (each, an “Affiliated Account”), or in a transaction where an Affiliated Account has already made an investment. Investment opportunities are, from time to time, appropriate for more than one account in the same, different or overlapping securities of a portfolio company’s capital structure. Conflicts arise in determining the terms of investments, particularly where these accounts may invest in different types of securities in a single portfolio company. Questions arise as to whether payment obligations and covenants should be enforced, modified or waived, or whether debt should be restructured, modified or refinanced.
We may invest in debt and other securities of companies in which Affiliated Accounts hold those same securities or different securities, including equity securities. In the event that such investments are made by us, our interests will at times conflict with the interests of such Affiliated Accounts, particularly in circumstances where the underlying company is facing financial distress. Decisions about what action should be taken, particularly in troubled situations, raise conflicts of interest, including, among other things, whether or not to enforce claims, whether or not to advocate or initiate a restructuring or liquidation inside or outside of bankruptcy, and the terms of any work-out or restructuring. The involvement of Affiliated Accounts at both the equity and debt levels could inhibit strategic information exchanges among fellow creditors, including among us or Affiliated Accounts. In certain circumstances, we or an Affiliated Account may be prohibited from exercising voting or other rights and may be subject to claims by other creditors with respect to the subordination of their interest.
In the event that we or an Affiliated Account has a controlling or significantly influential position in a portfolio company, that account may have the ability to elect some or all of the board of directors of such a portfolio company, thereby controlling the policies and operations of such portfolio company, including the appointment of management, future issuances of securities, payment of dividends, incurrence of debt and entering into extraordinary transactions. In addition, a controlling account is likely to have the ability to determine, or influence, the outcome of operational matters and to cause, or prevent, a change in control of such a company. Such management and operational decisions may, at times, be in direct conflict with other accounts that have invested in the same portfolio company that do not have the same level of control or influence over the portfolio company.
If additional capital is necessary as a result of financial or other difficulties, or to finance growth or other opportunities, the accounts may or may not provide such additional capital, and if provided, each account will supply such additional capital in such amounts, if any, as determined by OFS Advisor. In addition, a conflict arises in allocating an investment opportunity if the potential investment target could be acquired by us, an Affiliated Account, or a portfolio company of an Affiliated Account. Investments by more than one account of OFS Advisor or its affiliates in a portfolio company also raise the risk of using assets of an account of OFS Advisor or its affiliates to support positions taken by other accounts of OFS Advisor or its affiliates, or that an account may remain passive in a situation in which it is entitled to vote. In addition, there may be differences in timing of entry into, or exit from, a portfolio company for reasons such as differences in strategy, existing portfolio or liquidity needs, different account mandates or fund differences, or different securities being held. These variations in timing may be detrimental to us.
The application of our or an Affiliated Account’s governing documents and the policies and procedures of OFS Advisor are expected to vary based on the particular facts and circumstances surrounding each investment by two or more accounts, in particular when those accounts are in different classes of an issuer’s capital structure (as well as across multiple issuers or borrowers within the same overall capital structure) and, as such, there may be a degree of variation and potential inconsistencies, in the manner in which potential or actual conflicts are addressed.
Portfolio Information
The Company prepares Form N-PORT filings, which contains a complete schedule of the Company’s portfolio holdings, on a monthly basis, and makes its Form N-PORT filings with the SEC on a quarterly basis within 60 days after the end of each quarter. The Company’s Form N-PORT filings for the third month of each quarter are available on the SEC’s website at http://www.sec.gov. This information is also available free of charge by contacting the Company by mail at 222 West Adams Street, Suite 1850, Chicago, IL 60606, by telephone at (847) 734-2085 or on its website at http://www.ofscreditcompany.com.

Proxy Voting Policies and Records
Information regarding the policies and procedures that OFS Advisor uses to determine how to vote proxies relating to the Company’s portfolio securities is available: (1) without charge, upon request, by calling collect (847) 734-2085; and (2) on the SEC’s website at http://www.sec.gov. Information about how OFS Advisor voted proxies with respect to the Company’s portfolio securities during the 12-month period ended June 30, 2024 is available: (1) without charge, upon request by calling 847-734-2085; (2) on the Company’s website at http://www.ofscreditcompany.com; and (3) on the SEC’s website at http://www.sec.gov.
Changes in and Disagreements with Accountants and On Accounting and Financial Disclosure
There have been no changes in and disagreements with accountants on accounting and financial disclosure during the Company’s two most recent fiscal years or the subsequent interim period ending April 30, 2025.
Unresolved SEC Staff Comments
As of April 30, 2025, the Company had no unresolved comments from the staff of the SEC.
Privacy Principles
Your privacy is very important to us. This Privacy Notice sets forth the Company’s policies with respect to non-public personal information provided to us. These policies apply to stockholders of the Company and may be changed at any time, provided a notice of such change is given to you. This notice replaces all previous statements of our privacy policy. Please read this Privacy Notice as it provides important information regarding our privacy practices and an explanation of your rights. If you do not agree with this Privacy Notice, please do not provide us with personal information.
1.What Personal Information We Collect
You may provide us with non-public personal information, such as your name, address, e-mail address, social security and/or tax identification number, date of birth, assets and/or income information: (i) in a trading confirmation or other related account or transaction documentation; (ii) in correspondence and conversations with us and our representatives; and (iii) through transactions with the Company.
Whether you choose to provide any particular information requested by the Company is completely your own choice, but if you choose not to provide the information we request, you may be unable to receive or access certain services, offers and information.
2.Where Do We Obtain Your Personal Data?
We may collect, and may have collected, information about you from a number of sources, including from you directly or from external sources.
Sources from which we may collect your information directly include:
•documentation that you completed when you subscribed for an investment;
•correspondence and conversations with us;
•transactions you have made or will make with us;
•your purchase of securities from us, including information regarding where to send money; and
•internet or other electronic network activity – such as a consumer’s interaction with an internet website, application, or advertisement.
External sources from which we may collect your information include:
•publicly available and accessible directories and sources;
•tax authorities, including those that are based outside the jurisdiction where you are located if you are subject to tax in another jurisdiction;
•governmental and competent regulatory authorities to whom we have regulatory obligations;
•credit agencies; and
•fraud prevention and detection agencies and organizations.
3.Why Do We Collect Your Personal Data?
We may collect your personal information for the following purposes:
•to administer, manage and set up your investment, and any related accounts on an ongoing basis;
•to facilitate the transfer of funds and administer any other transaction with you;
•to open, maintain or close accounts in connection with your subscription or redemption;
•to send updates, information and notices or otherwise correspond with you in connection with your investment;
•to verify the identity and addresses of our investors (and, if applicable, their beneficial owners);
•to comply with requests from regulatory, governmental, tax and law enforcement authorities;
•to comply with applicable regulatory, accounting, tax and audit requirements;
•to conduct surveillance and investigation;
•to maintain statutory registers;
•to comply with the U.S Office of Foreign Assets Control list and other governmental sanctions lists;
•to address or investigate any complaints, claims, proceedings or disputes;
•to provide you with, and inform you about, our investment products and services;
•to send direct marketing communications to you;
•to assist with internal compliance with our policies and process;
•to protect our business against fraud, breach of confidence, theft of proprietary materials and other financial or business crimes (to the extent that this is not required of us by law);
•to monitor and improve our relationships with investors;
•to ensure appropriate group management and governance;
•to keep our internal records;
•to prepare reports on incidents / accidents;
•to analyze and manage commercial risks and operations;
•to seek professional advice, including legal advice;
•to enable any actual or proposed assignee or transferee, participant or sub-participant of our rights or obligations to evaluate proposed transactions;

•to facilitate business asset transactions involving the Company or related investment vehicles;
•to monitor communications to/from us using our systems; and
•to protect the security and integrity of our IT systems.
We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.
4.How We Share Information We Collect
We may share any of the non-public personal information collected from our stockholders, or prospective or former stockholders with our affiliates, such as our investment adviser, and to certain service providers such as our accountants, attorneys, auditors, transfer agents and brokers, in each case for our everyday business purposes, such as to facilitate the acceptance and management of your investment or account or as otherwise permitted by applicable law. We may also disclose the information we collect:
1.As Authorized – if you request or authorize disclosure of the information, in each case in accordance with the agreements governing your investment.
2.As required by law – for example, to cooperate with any government regulators, self-regulatory organizations or law enforcement authorities.
3.As otherwise permitted by law – for example, (i) to service providers who maintain, process or service the Company; (ii) in connection with the making, management or disposition of any fund investment; (iii) as otherwise necessary to effect, administer or enforce investment or fund transactions; or (iv) in connection with a sale or other transfer of the Company. We may also share information with attorneys, accountants, other service providers and with persons otherwise acting in a representative or fiduciary capacity on behalf of investors or the fund.
4.To service providers – we may share information with service providers that perform marketing services on our behalf.
We do not, and will not, sell personal data to third parties.
5.Retention
We keep your personal information for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, to comply with regulatory requirements, in connection with any investment you are involved in, and in accordance with our data retention schedule. We may retain your personal information for a longer period if doing so is necessary to comply with our legal or reporting obligations, or as otherwise permitted or required by law. We may also retain your personal information in a deidentified or aggregated form so that it can no longer be associated with you. To determine the appropriate retention period for your personal information, we consider various factors, such as the amount, nature, and sensitivity of your information; the potential risk of unauthorized access, use or disclosure; the purposes for which we collect or process your personal information; and applicable legal requirements.
6.Personal Data from Minors
We do not offer financial services and products to minors and do not knowingly collect or sell the personal information of minors. We follow all local legal requirements with respect to the collection and processing of a minor’s personal information.
7.Consent and Our Right To Withdraw It
We do not generally rely on obtaining your consent to process your personal data. If we do, you have the right to withdraw this consent at any time. Please contact us at 1-833-687-3622 or send us an e-mail at privacy@ofsmanagement.com at any time if you wish to withdraw your consent.
8.Feedback, Concerns or Queries
We take your feedback and concerns very seriously. We encourage you to bring to our attention any feedback or concerns you may have about our processing your personal data.
This Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please contact us at 1-833-687-3622 or send us an e-mail at privacy@ofsmanagement.com at any time for further information.
9.Protecting Your Personal Information
Except as permitted by law, we require all non-affiliated third-party service providers to whom we disclose non- public personal information about our customers to enter into confidentiality agreements with us.
We implement and maintain reasonable security appropriate to the nature of the personal information that we collect, use, retain, transfer or otherwise process, and will take reasonable steps to protect your personal data against loss or theft, as well as from unauthorized access, disclosure, copying, use or modification, regardless of the format in which it is held. While we are committed to developing, implementing, maintaining, monitoring and updating a reasonable information security program, unfortunately, no data transmission over the Internet or any wireless network can be guaranteed to be 100% secure. Data security incidents and breaches can occur due to vulnerabilities, criminal exploits or other factors that cannot reasonably be prevented. Accordingly, while our reasonable security program is designed to manage data security risks and thus help prevent data security incidents and breaches, it cannot be assumed that the occurrence of any given incident or breach results from our failure to implement and maintain reasonable security. As a result, while we strive to protect your personal information, you acknowledge that: (i) there are security and privacy limitations of the Internet which are beyond our control; (ii) the security, integrity, and privacy of any and all information and data exchanged between you and us through the website cannot be guaranteed; and (iii) any such information and data may be viewed or tampered with in transit by a third party.
If you have any questions regarding this Privacy Notice or the treatment of your non-public personal information, please feel free to e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622.
10.European Privacy Rights and Disclosures
This European Privacy Rights and Disclosure section addresses legal obligations and rights specified in the General Data Protection Regulation and the UK General Data Protection Regulation (together, “GDPR”). These obligations and rights apply to individuals who are located in the European Economic Area (“EEA”) and the United Kingdom (“UK” and, together with the EEA, “Europe”). This section describes the policies and procedures followed by the Company regarding the collection, use and disclosure of your personal data when you visit the website, or otherwise interact with the Company. For the purposes of this section (European Privacy Rights and Disclosures), “personal data” means any information relating to an identified or identifiable natural person, either directly or indirectly.
According to the GDPR, the Company is the controller of your personal data.
a.Collection of Your Personal Data
When you visit the website, receive services from us or otherwise interact with us, we may collect the following personal data about you: your name, postal address, e-mail address, phone number, account name, date of birth, social security number, driver’s license number, photograph, passport number, employer, job title, bank account information, financial information such as your income and net worth, risk tolerance and transaction history, details about your investment activity or retirement portfolios and information about your transactions with us such as the investment amount and any contributions and/or distributions, as well as any other information you choose to provide to us.
Where the Company carries out background checks on certain individuals for a business purpose, this may involve the processing of data relating to criminal convictions and offences. This data will only be processed where such processing is specifically required or authorized by law.
b.Use of Your Personal Data
We may use the personal data you give us to carry out the following purposes:

Purpose	Lawful Basis
To contact you and to respond to your requests and enquiries when you contact us or subscribe to receive email alerts	We have a legitimate interest to respond to your requests and enquiries for ongoing business administration
To deliver services to you	To manage and perform our contract with you
For recruitment purposes	We have a legitimate interest to consider an applicant for a role or vacancy in accordance with our recruitment process
To send you our newsletter / bulletin or any other direct marketing information	Where we have received your consent
For business administration, including statistical analysis	We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient
To personalize your visit to the website and to assist you while you use the website	We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient
To improve the website by helping us understand who visits the website	We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient
For fraud prevention and detection and to comply with applicable laws, regulations or codes of practice	To comply with our legal obligations

•You have the right to object to processing of your personal data where that processing is carried out for our legitimate interest.
c.Sharing Your Personal Data
We may share your personal information with others, but only in certain limited situations, including: (i) within our corporate group or among our affiliated entities, all of which follow this Privacy Notice or equivalent privacy policies; (ii) with our service providers or other parties who agree to keep your personal information confidential and use it only on behalf of the Company; (iii) if your investment is transferred from your current custodian to another custodian, we provide your contact details, tax identification number and other personal information contained within transfer documents to the new custodian on your behalf; and (iv) as otherwise agreed by you. Third parties with whom we share your personal information are bound to comply with similar and equally stringent undertakings of privacy and confidentiality.
In some cases, we may be required to disclose certain personal information to comply with legal or regulatory obligations; to comply with the charter of the applicable entity into which you invest; to detect and protect against fraud, or any technical or security vulnerabilities; for an investigation or a legal process, such as a court order or subpoena; to respond to an emergency; or otherwise to protect the rights, property, safety, or security of third parties, visitors to the website, our businesses, or the public. In addition, the Company may disclose certain personal information to any third party that acquires, or is interested in acquiring, all or part of the Company’s assets or shares, or that succeeds the Company in carrying on all or a part of its business, whether by merger, acquisition, reorganization or otherwise.
d.International Transfers
When you are based in the Europe, personal data collected from you, including via the websites may be transferred to certain recipients located outside Europe, which do not provide a similar or adequate level of protection to that provided by countries in Europe, including the United States. Where we transfer your personal data outside of Europe, we will do so on the basis of appropriate safeguards, such as contractual safeguards.
e.Rights of Individuals
You may have certain data privacy rights which may be subject to limitations and/or restrictions. These rights include the right to: (i) request access to and rectification and erasure of your personal data; (ii) obtain restriction of processing or to object to processing of your personal data; and (iii) ask for a copy of your personal data to be provided to you, or a third party, in a digital format. You also have the right to lodge a complaint about the processing of your personal data with your local data protection authority. If you would like to exercise any of these rights, please feel free to e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622.
11.California Privacy Rights and Disclosures
This California Privacy Rights and Disclosure section addresses legal obligations and rights specified in the California Consumer Privacy Act, as amended (the “CCPA” or “Act”). For the purposes of this section (California Privacy Rights and Disclosures), “personal information” means information that identifies, relates to, describes, is reasonably capable of being associated with, or could be reasonably linked, directly or indirectly, with a particular consumer or household. If you need access to this Privacy Notice in a different format for accessibility reasons, please e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622.
These obligations and rights apply to businesses doing business in California and to California residents and information that identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with California consumers or households. It does not include deidentified or aggregate information, publicly available information, or lawfully obtained, truthful information that is a matter of public concern.
The following chart describes the categories of personal information we may collect or have collected about you in the past 12 months and, for each category, where and why we collect it, and the categories of entities to whom we disclose the personal information, if any:

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed
Address and other identifiers – such as name, postal address, e- mail address, phone number, account name, date of birth, social security number, driver’s license number, photograph, passport number, or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: social security number, driver’s license number, state identification card number, and/or passport number.

•Directly from you;
•Automatically when you use our website or services;
•From third parties; including business partners, your employer, tax authorities and background/credit check providers; and
•Publicly available sources

•To provide you services;
•To contact you to discuss the services or products you receive from us;
•To respond to any questions or concerns you have raised;
•To deal with administrative matters such as capital calls or redemptions;
•To perform services on our behalf, such as customer service, processing or fulfilling orders;
•To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•To carry out anti-money laundering and other compliance checks and controls;
•To verify your identity or for other fraud and/or crime prevention;
•To debug errors in our systems;
•For marketing and advertising purposes; and
•For internal research, analytics and development

•Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•Service providers, including to provide and support our data management, analytics, security, background and credit checks, and storage systems;
•Group companies, for business, marketing and operational purposes;
•Transaction (merger and acquisition) partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•Government authorities or other entities with legal authority to request the information

Protected status – such as citizenship, ethnic background, gender or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: racial, ethnic, or national origin.
•Directly from you; •From third parties; including business partners, your employer and background/credit check providers; and •Publicly available sources
•To provide you services;
•To contact you to discuss the services or products you receive from us;
•To respond to any questions or concerns you have raised;
•To deal with administrative matters;
•To perform services on our behalf;
•To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•To carry out anti-money laundering and other compliance checks and controls; and
•To verify your identity or for other fraud and/or crime prevention

•Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•Service providers, including to provide and support our data management, analytics, security, background and credit checks, and storage systems;
•Group companies, for business, marketing and operational purposes;
•Transaction (merger and acquisition) partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•Government authorities or other entities with legal authority to request the information

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed
Internet or other electronic network activity – such as browsing history, search history, a consumer’s interaction with an internet website, application, or advertisement

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: the contents of mail, e-mail, or text messages, to which the business was not the intended recipient.

	•Automatically when you use our website or services	•To debug errors in our systems; •For marketing and advertising purposes; and •For internal research, analytics and development	•Group companies, for business, marketing and operational purposes
Financial information such as bank account details, credit history, income details, assets and investment experience, risk tolerance or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: log-in, financial account, debit card, or credit card number, in combination with any required security or access code, password, or credential allowing access to an account.

•Directly from you;
•From your employer;
•Automatically when you use our website or services;
•From third parties acting on your behalf; including business partners, accountancy and law firms; and
•Background/credit check providers

•To provide you services;
•To deal with administrative matters such as invoicing, renewal or to audit customer transactions;
•To perform services on our behalf, such as processing capital calls or redemptions;
•To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•To carry out anti-money laundering and other compliance checks and controls; and
•To verify your identity or for other fraud and/or crime prevention

•Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•Service providers, including to provide and support our data management, analytics, security, and storage systems;
•Group companies, for business, marketing and operational purposes;
•Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•Government authorities or other entities with legal authority to request the information

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed
Commercial information – such as records of personal property, products or services purchased, obtained, or considered, or other purchasing or consuming histories or tendencies or other similar identifiers	•Directly from you; •Automatically when you use our website or services; •From third parties acting on your behalf; including business partners and law firms; and •Through publicly available sources	•To provide you services; and •To otherwise carry out our obligations arising under our contract with you and to enforce the same
•Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•Group companies, for business, marketing and operational purposes;
•Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•Government authorities or other entities with legal authority to request the information

Education or other professional information, including veteran status or other similar identifiers

NOTE: The information in this category may include the following elements as defined in the Act as Sensitive Personal Information: union membership.

	•Directly from you; •From your employer; and •Through publicly available sources	•To provide you services; and •To otherwise carry out our obligations arising under our contract with you and to enforce the same
•Group companies, for business, marketing and operational purposes;
•Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by you, us, our parent company, or affiliated operating companies; and
•Government authorities or other entities with legal authority to request the information

Inferences drawn from CCPA PI – such as individual profiles, preferences, characteristics, behaviors or other similar identifiers	•Directly from you; •Automatically when you use our website or services; and •From third parties; including business partners or firms acting on your behalf
•To provide you services;
•To contact you to discuss the services or products you receive from us;
•To respond to any questions or concerns you have raised;
•To deal with administrative matters;
•To perform services on your behalf, such as booking travel arrangements;
•To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•For marketing and advertising purposes; and
•For internal research, analytics and development
•Group companies, for business, marketing and operational purposes

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed
Audio or video footage collected using CCTV cameras (only if you visit one of our premises that uses this technology)	•From the use of our CCTV cameras. Where we have cameras on our premises, your image and movements may be recorded.	•To monitor safety, fraud, employee theft, and crime prevention;	•Group companies, for business and operational purposes; and •Government authorities or other entities with legal authority to request and for us to provide the information
Biometric information NOTE: Biometric information is considered an element of Sensitive Personal Information.	•Directly from you;	•To carry out required compliance checks and controls; and •To verify your identity or for other fraud and/or crime prevention; and
•Group companies, for business and operational purposes; and
•Government authorities or other entities with legal authority to request and for us to provide the information
•Service providers in connection with background checks and/or fingerprinting
•Service providers in connection with face and voice recognition

Geolocation Information NOTE: The information in this category may include the following elements of Sensitive Personal Information: precise geolocation	•Directly from you;
•To provide you services;
•To contact you to discuss the services or products you receive from us;
•To respond to any questions or concerns you have raised;
•To otherwise carry out our obligations arising under our contract with you and to enforce the same;

•Group companies, for business and operational purposes

a.Your Right to Request Disclosure of Information We Collect and Disclose about You
If you are a California resident, the CCPA grants you the right to request certain information about our practices with respect to personal information. In particular, you can request the following:
1.The categories of your personal information that we’ve collected.
2.The specific pieces of your personal information that we’ve collected.
3.The categories of sources from which we collected your personal information.
4.The categories of your personal information that we’ve sold or disclosed for a business purpose.
5.The business or commercial purposes for which we collected, sold or shared your personal information.
6.The categories of third parties to whom we’ve disclosed your personal information.
To exercise your CCPA right to request this information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622. These requests for disclosure are generally free.
b.Your Right to Request the Deletion of Personal Information
Upon your request, and subject to certain exceptions, we will delete, and direct applicable service providers to delete, the personal information we have collected about you.
To exercise your right to request the deletion of your personal information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622. These requests for deletion are generally free.
c.Your Right to Ask Us Not to Sell or Share Your Personal Information
We do not, and will not, sell or share your personal information.
d.Your Right to Request the Correction of Your Personal Information

Upon your request, and subject to certain limitations, we will correct any inaccurate personal information we maintain about you.
To exercise your right to request the correction of your personal information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622. These requests for correction are generally free.
e.Our Use or Disclosure of Sensitive Personal Information
We only use and disclose Sensitive Personal Information for the purposes set forth in Section 7027(m) of the CCPA regulations.
f.Our Support for the Exercise of Your Data Rights
We are committed to providing you control over your personal information. If you exercise any of these rights explained in this section of the Privacy Notice, we will not disadvantage you. You will not be denied or charged different prices or rates for goods or services or provided a different level or quality of goods or services.
g.How We Will Handle a Request to Exercise Your Rights
For requests for access or deletion, we will first acknowledge receipt of your request. We will provide a substantive response to your request as soon as we can, generally within 45 days from when we receive your request, although we may be allowed to take longer to process your request under certain circumstances. If we expect your request is going to take us longer than normal to fulfil, we’ll let you know.
When you make a request to access, correct, or delete your personal information, we will take steps to verify your identity. These steps may include asking you for personal information, such as your name, address, or other information we maintain about you. If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request. We will notify you to explain the basis of the denial.
You may also designate an authorized agent to submit requests on your behalf. If you do so, you will be required to verify your identity by providing us with certain personal information as described above. Additionally, we will also require that you provide the agent with written permission to act on your behalf, and we will deny the request if the agent is unable to submit proof to us that you have authorized them to act on your behalf.

[End of Semi-Annual Report]

OFS CREDIT

Investment Adviser
OFS Capital Management, LLC
222 West Adams Street, Suite 1850
Chicago, IL 60606
(847) 734-2060

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent
Equiniti Trust Company, LLC ("EQ")
55 Challenger Road, Floor 2
Ridgefield Park, NJ 07660
(800) 937-5449

www.ofscreditcompany.com

Item 2. Code of Ethics.
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert.
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services.
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrant.
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments.
(a) A schedule of investments is included in the Registrant’s Report to Stockholders under Item 1 herein.
(b) Not applicable.
Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.
(a) Not applicable.
(b) Not applicable.
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Not applicable.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
A statement regarding basis for approval of the Investment Advisory Agreement is included in the Registrant’s Report to Stockholders under Item 1 herein.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The information required by this Item is only required in an annual report on this Form N-CSR.
Item 13. Portfolio Managers of Closed-End Management Investment Companies.
(a) The information required by this Item is only required in an annual report on this Form N-CSR.
(b) On January 28, 2025, Jeffrey A. Cerny notified the Board of his intention to retire and resign from his role as Chief Financial Officer and Treasurer and as a member of the Structured Credit Investment Committee. Mr. Cerny’s resignation was effective on March 31, 2025. The resignation was not in any way related to a disagreement with the Company on any matter relating to the Company’s operations, policies, practices or otherwise. Mr. Cerny will continue to serve as a member of the Board.
Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
There have been no purchases by or on behalf of the Company or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act, of shares or other units of any class of the Company’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which stockholders may recommend nominees to the Company’s Board.

Item 16. Controls and Procedures.

(a)   Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the 1940 Act, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer and Chief Financial Officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Company in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Company’s management, including the Company’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
(b)   There were no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the Company’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
The Company did not engage in securities lending activity during the six months ended April 30, 2025.
Item 18. Recovery of Erroneously Awarded Compensation.
(a) Not applicable.
(b) Not applicable.
Item 19. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Not applicable.
(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.
(a)(4)	Not applicable.
(a)(5)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OFS CREDIT COMPANY, INC.

By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer
Date: June 10, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer
Date: June 10, 2025

By:	/s/ Kyle Spina
Kyle Spina
Chief Financial Officer
Date: June 10, 2025